SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


[X] Filed by the Registrant
[ ] Filed by party other than the Registrant


[ ] Preliminary Proxy Statement
                                             [ ] Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6 (e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12




                                PTI Holding Inc.
                              --------------------



Payment of Filing Fee (Check appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
     0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                                PTI Holding Inc.
                              15 East North Street
                                 Dover, DE 19901
                                       ----
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 19, 1998
                                   ------------
                               To the Stockholders
                               of PTI Holding Inc.

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of PTI Holding Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m. local time, on October 19, 1998, at the offices of Protective Technologies International Inc., One Executive Boulevard, Yonkers, NY 10701 for the following purposes:

                  1. To elect five members of the Company's Board of Directors, two of whom shall each be elected to serve for a three-year term, two of whom shall each be elected to serve for a two-year term, and one of whom shall be elected to serve for a one-year term;

                  2. To consider and vote upon a proposal to approve the Company's 1998 Joint Incentive and Non-Qualified Stock Option Plan;

                  3. To ratify the reappointment of Arthur Andersen LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 1998; and

                  4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on August 27, 1998 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting may be examined at the offices of the Company situated at 15 East North Street, Dover, DE 19901 and at the offices of the Company's counsel Akabas & Cohen at 488 Madison Avenue, 11th Floor, New York, NY 10022 during the ten-day period preceding the Annual Meeting.

                                             By order of the Board of Directors,

                                             Warren Schaeffer
                                             Secretary
Dover, Delaware
September 1, 1998


--------------------------------------------------------------------------------
THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY FORM MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON. YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS AND FOR THE OTHER PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.

--------------------------------------------------------------------------------

                                PTI Holding Inc.
                              15 East North Street
                                 Dover, DE 19901

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 19, 1998


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of PTI Holding Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, $.01 par value per share (the "Common Stock"), for use at the 1998 Annual Meeting of Stockholders of the Company to be held at [10:00] a.m. local time, on October 19, 1998, at the offices of Protective Technologies International Inc.,One Executive Boulevard, Yonkers, NY 10701 or at any adjournment(s) or postponement(s) thereof (the "Meeting"), pursuant to the enclosed Notice of Annual Meeting. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to holders of Common Stock is September 16, 1998. Stockholders should review the information provided herein in conjunction with the Company's 1997 Annual Report to Stockholders for the fiscal year ended December 31, 1997, which accompanies this Proxy Statement.


                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (1) giving written notice of such revocation to the Company, care of the Secretary, PTI Holding Inc., 15 East North Street Dover, DE 19901; (2) executing and delivering a proxy bearing a later date to the Secretary of the Company; or (3) appearing at the Meeting and voting in person.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be born by the Company. In addition to the use of mail, employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company has also engaged the services of Corporate Stock Transfer, Inc. to assist in the tabulation of proxies.


                             PURPOSES OF THE MEETING

At the Meeting, the Company's stockholders will consider and vote upon the following matters:

         1. To elect five members of the Company's Board of Directors, two of whom shall each be elected to serve for a three-year term, two of whom shall each be elected to serve for a two-year term, and one of whom shall be elected to serve for a one-year term;

         2. To consider and vote upon a proposal to approve the Company's 1998 Joint Incentive and Non-Qualified Stock Option
                  Plan;

         3. To ratify the reappointment of Arthur Andersen LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 1998; and

         4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) for the election of the five nominees for director named below, and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event that a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors has set the close of business on August 27, 1998 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Meeting. As of the Record Date, 4,796,506 shares of Common Stock were issued and outstanding, all of which are entitled to be voted at the Meeting. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting, and neither the Company's Certificate of Incorporation nor its Bylaws provides for cumulative voting rights.

         The attendance, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. The affirmative vote of a plurality of the shares of Common Stock present and voting at the Meeting is required for the election of Directors. The affirmative vote of a majority of the outstanding shares of Common Stock present and voting at the Meeting is required to pass upon the proposals to ratify and approve the Company's 1998 Joint Incentive and Non-Qualified Stock Option Plan and the reappointment of Arthur Andersen LLP as independent certified public accountants. Abstentions and broker non-votes (hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter, and, therefore, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" or "entitled to vote" on the matter, and, therefore, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on such matter.

         As of the Record Date, the directors of the Company owned in the aggregate 1,113,608 shares of Common Stock constituting approximately 22.6% of the outstanding shares of Common Stock entitled to vote at the Meeting. The directors have advised the Company that they intend to vote all of their shares in favor of each of the proposals to be presented at the Meeting. See "Security Ownership of Certain Beneficial Owners," "Security Ownership of Management" and "Election of Directors -- Certain Transactions."


Security Ownership of Certain Beneficial Owners

         The following table sets forth, as of September 1, 1998, to the extent known to the Company, certain information regarding the ownership of the Company's Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent of the Company's Common Stock,
(ii) each of the Company's directors and executive officers and (iii) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.



Name and Address of                         Amount and Nature of
Beneficial Owner                            Beneficial Ownership                        Percent of Class

Martin P. Birrittella
One River Street
Hastings on Hudson, NY                               552,698(1)                                  11.3%

Meredith Birrittella
One River Street
Hastings on Hudson, NY                               900,198(2)                                  18.1%

Myles Birrittella
One River Street
Hastings on Hudson, NY                               3,910(3)                                    .1%

Robert Fuhrman
One River Street
Hastings on Hudson, NY                               2,500 (3)                                    .1%

Gary Kocher
One River Street
Hastings on Hudson, NY                               -0-                                         -0-

Thomas Coleman
One River Street
Hastings on Hudson, NY                               451,125 (4)                                 9.2%

Warren Schaeffer
One River Street
Hastings on Hudson, NY                               207,000 (5)                                 4.3%

Anthony Costanzo
One River Street
Hastings on Hudson, NY                               24,000 (6)                                   .5%

All directors and
officers as a group
( six persons)                                       1,140,108 (2)(3)(5)(6)                      22.4%




         (1) Includes 25,000 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $1.25 per share, and 88,320 shares of the Company's Common Stock, which are issuable in respect of stock options at an exercise price of $4.50.

         (2) Includes 100,000 shares of the Company's Common Stock which are issuable in respect of stock options issued under the Company's 1994 Joint Incentive and Non-Qualified Stock Option Plan at an exercise price of $1.25 per share, and 88,320 shares of the Company's Common Stock, which are issuable in respect of stock options at an exercise price of $4.50.

         (3) Includes 2,500 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $8.00 per share.

         (4) Includes 50,000 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $1.25 per share, and 58,880 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $4.50 per share.
         (5) Includes 75,000 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $1.25 per share. Includes 2,000 shares of the Company's Common Stock which are issuable in respect of stock options vesting as of December 31, 1996, at an exercise price of $5.38 per share.

         (6) Includes 10,000 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $2.25 per share. Includes 5,000 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $5.375 per share. Includes 8,000 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $8.00 per share.



                                     ITEM I.

                              ELECTION OF DIRECTORS

Nominees

         The Company's Bylaws provide that the number of directors constituting the Company's Board of Directors shall be fixed by the Board of Directors, provided that the number of directors shall not be fewer than three nor more than seven. The Board of Directors has fixed at five the number of directors that will constitute the Board. Each director elected at the Meeting will serve until his or her term expires and until his or her successor has been duly elected and qualified. Meredith W. Birrittella, Myles Birrittella , Warren Schaeffer, Robert Fuhrman, and Gary J. Kocher have been nominated for election as directors, and proxies will be voted for such persons absent contrary instructions.

         The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for director is unable to accept election or if any other unforeseen contingency arises, proxies will be voted for the remaining nominees, if any, and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

         Certain information concerning the nominees for election as directors is as follows:

         Meredith W. Birrittella. Mr. Birrittella, age 31, a co-founder of the Company, has served as an officer and director since the Company's inception, and is currently Chairman and C.E.O. of the Company.

         Myles Birrittella. Mr. Myles Birrittella, age 34, became a director of the Company in October, 1996. Mr. Birrittella is currently employed by Merrill Lynch as a financial consultant. For the years 1995 and 1996, prior to his employment with Merrill Lynch, Mr. Birrittella was a self-employed investor. From 1992 through 1994, prior to becoming a self-employed investor, Mr. Birrittella was the National Sales Manager for the Company.

         Warren Schaeffer. Mr. Schaeffer, age 40, co-founded Foam the company acquired by the Company in March, 1994. Since the acquisition, he has served as the President of the Operating Subsidiary, and in October, 1996, was elected as a director of the Company. As of December, 1996, Mr. Schaeffer became the Secretary of the Company. Prior to his employment by the Operating Subsidiary, Mr. Schaeffer was the President and Director of Foam.

         Robert Fuhrman. Mr. Fuhrman, age 69, has been Chairman of Fuhrman Associates, Inc. since 1972, serving as a managing and marketing consultant for a wide variety of consumer product companies. During this period, he has also served from time to time as an executive of client companies, including positions as President (CEO) of Eggland's Best, Inc., Marketing Vice President of Beech-Nut Nutrition Inc. (Baby Food) and Senior Vice president of "Totes."

         Gary J. Kocher. Mr. Kocher, age 34, became a director of the Company in 1997. Mr. Kocher is a partner in the law firm of Preston, Gates & Ellis, LLP. Mr. Kocher's practice includes a broad range of corporate finance and security-related transactions with an emphasis on public and private offerings of debt and equity and cross-border transactions.


Term and Classification of Board of Directors

         If elected, the nominee for director designated as Class A director will serve until the 1999 Annual Meeting of Stockholders and thereafter Class A directors elected in 1999 will serve terms of three years; the nominees for director designated as Class B directors will serve until the 2000 Annual Meeting of Stockholders and thereafter Class B directors elected in 2000 will serve terms of three years; and the nominees for director designated as Class C directors will serve until the 2001 Annual Meeting of Stockholders and thereafter Class C directors elected in 2001 will serve terms of three years, and, in each case, until his or her successor shall be dully elected and qualified or until his or her earlier death, resignation or removal. Mr. Gary J. Kocher will be a Class A director, Mr. Warren Schaeffer and Mr. Robert Fuhrman will be Class B directors, and Mr. Meredith Birrittella and Mr. Myles Birrittella will be Class C directors.


Meetings and Committees of the Board of Directors

         During the fiscal year ended December 31, 1997, the Company's Board of Directors acted fourteen times by a unanimous written consent in lieu of a meeting.

         The only two Committees of the board of Directors are the Option Committee and the Audit Committee, both comprised of Mr. Fuhrman and Mr. Myles Birrittella. The Company has no executive, nominating, compensation or other committees. Meredith W. Birrittella and Myles Birrittella are brothers.

Executive Officers

         The executive officers of the Company are as follows:


                                                                                                          Executive
                                                                                                          Officer or
                                                                                                          Director
Name                                        Age               Position                                    Since
-----------------------                   ------              -----------------------------------         ----------

Meredith W. Birrittella                      31               Chairman, Director and                      3/21/90
                                                              Chief Executive officer

Anthony Costanzo                             28               Chief Financial Officer                     10/1/97

Warren Schaeffer                             40               Director, Secretary and President           3/1/94
                                                              Protective Technologies International
                                                              Inc.

Warren T. Davies                             57               President of operating subsidiary           6/1/97
                                                              Flents Products Co. Inc.



         For further  information  about the executive  officers of the Company, see "--Nominees" above.



Executive Compensation

                                                         Summary Compensation Table
                                                         --------------------------
                                                                          Securities       Other
                                                                          Underlying       Annual
Name and Principal Position      Year      Salary            Bonus        Options          Compensation(1)
---------------------------      ----      --------          -------      ----------       ---------------
Meredith W. Birrittela           1997      $161,539           -0-             25,000          $2,580
Chief Executive Officer          1996      $155,385           -0-             25,000          $2,424
                                 1995      $131,192           -0-             25,000          $2,024

Warren Schaeffer                 1997      $161,539           -0-             25,000          $2,580
Secretary, and President         1996      $130,769           -0-             27,000          $2,424
Protective Technologies          1995      $100,000(2)    $50,000(3)             -0-            $0
International Inc.

Anthony Costanzo                 1997      $73,154        $15,000              8,000          $2,580
Chief Financial Officer          1996      $60,462        $10,000              5,000          $2,424
                                 1995      $35,583            -0-             10,000          $2,024

Warren T. Davies                 1997     $196,691            -0-             40,000          $2,580
President of operating
subsidiary Flents Products Co. Inc.



         (1) Consists exclusively of dental and health insurance premiums and retirement plan contributions.

         (2) $10,000 of the stated amount has been repaid by Mr. Schaeffer to the Company in retroactive salary adjustments under an employment agreement between Mr. Schaeffer and the Company commencing January 1,1994 (the "employment Agreement"). Although the Employment Agreement continues to govern Mr. Schaeffer's employment with the Company, and remains in full force and effect with respect to all other provisions, the Board of Directors of the Company has increased the amount of compensation paid to Mr. Schaeffer pursuant to the Employment Agreement, as is set forth in the above Summary Compensation Table.

         (3) Accrual of a deferred compensation payment of $100,000 paid by the Company in March 1996, pursuant to the Employment Agreement, as a result of Mr. Schaeffer's remaining with the Company throughout the fiscal years of 1994 and 1995.

         Inside directors of the Company receive no compensation for serving as a director; however, the Company's outside directors will receive compensation in the amount of $7,500 per annum. In addition, on the anniversary of each outside director's appointment to the Board of the Directors, the Company will grant 2,500 options to purchase the Company's Common Stock to such directors at an exercise price equal to the closing market price of the Company's Common Stock on such date.



                                    Option Grants In Last Fiscal Year
                                   -----------------------------------
                                                               Percent of
Name and Principal              Number of Securities           Total Grants         Exercise        Expiration
Position                        Underlying Options             To Employees(1)      Price           Date
--------------------            ---------------------          ---------------      ---------       ----------

Anthony Costanzo                8,000                          11.3%                $8.00           2/20/02
Chief Financial Officer

Warren T. Davies                40,000                         56.5%                (2)             (2)
President of operating
subsidiary, Flents Products Co. Inc.



         (1) Does not include options granted to consultants or directors of the Company.

         (2) Exercise price and vesting dates are as follows: 10,000 shares with an exercise price of $9.00 per share, vest on December 31, 1997 and expire on December 31, 2002; 10,000 shares with an exercise price of $10.00 per share vest on December 31, 1998 and expire on December 31, 2003; 10,000 shares with an exercise price of $11.00 per share vest on December 31, 1999 and expire on December 31, 2004; 10,000 shares with an exercise price of $12.00 per share vest on December 31, 2000 and expire on December 31, 2005.


Employment Agreements

         The Company entered into an employment agreement (the "Agreement") in 1997 with Warren T. Davies (the "Employee"). The Agreement provides for compensation at the rate of not less that $180,000 plus $12,500 per year. Additionally, the Agreement grants the Employee options to purchase an aggregate of 40,000 shares of common stock of the Company. The exercise price and vesting dates are as follows: 10,000 shares with an exercise price of $9.00 per share vest on December 31, 1997 and expire on December 31, 2002; 10,000 shares with an exercise price of $10.00 per share vest on December 31, 1998 and expire on December 31, 2003; 10,000 shares with an exercise price of $11.00 per share vest on December 31, 1999 and expire on December 31, 2004; 10,000 shares with an exercise price of $12.00 per share vest on December 31, 2000 and expire on December 31, 2005. The Agreement provides for a term of four years.


Indemnification

         The Company's Certificate of Incorporation eliminates or limits the personal financial liability of the Company's directors, except in situations where there has been a breach of the duty of loyalty, failure to act in good faith, intentional misconduct or knowing violation of the law. In addition, the Company's By-laws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed suits or proceedings against such persons by reason of serving or having served as officers, directors or in other capacities, except in relation to matters with respect to which such persons shall be determined to have acted not in good faith, unlawfully or not in the best interest of the Company.

         INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION, SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Such officers, directors and greater than 10% stockholders are required by the SEC's regulations to furnish to the Company copies of all forms that they file under Section 16(a).

         To the Company's knowledge, based solely on review of the copies of such forms that were furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 1997, the Company's officers, directors and greater than 10% stockholders complied with all filing requirements under Section 16(a) applicable to such persons.


Certain Relationships and Related Transactions

         Martin Birrittella, (an officer and director of the Company until his resignation on December 18, 1996), Meredith W. Birrittella, Myles Birrittella and Thomas Coleman (an officer and director of the Company until his resignation on November 22, 1996), collectively owned 23,599 shares of the Company's Series A Preferred Stock. The Series A Preferred Stock carried stock issuance rights entitling the holder thereof to the issuance of a maximum aggregate amount of 30 shares of Common Stock for each share of Series A Preferred Stock upon the achievement of certain targets.

         In the 1995 fiscal year, the company's net income exceeded $750,000, thereby entitling holders of Series A Preferred Stock to an issuance of ten shares of the Company's Common Stock for each share of Series A Preferred Stock. On such basis, Meredith W. Birrittella, Martin Birrittella and Thomas Coleman were collectively entitled to a total of 235,520 shares of Common Stock of the Company pursuant to their Series A Preferred Stock issuance rights. However, those individuals relinquished all claim to said 235,520 shares of Common Stock and, in consideration, the Company granted such individuals ten-year options to purchase 235,520 shares of the Company's Common Stock at the then-current market price of $4.50. Myles Birrittella did not relinquish his claim to the 470 shares of Common Stock to which he was entitled, and the Company issued such shares of Common Stock to him.

         In September 1994, the shareholders of the Company approved a stock option plan, which provided that Mr. Coleman and Mr. Meredith Birrittella would receive options to purchase 25,000 shares of Common Stock of the Company at $4.00 per share for each year of service as an executive officer of the Company from 1994 through and including 1999. However, in May 1995 both Mr. Coleman, then a director and executive officer of the Company, and Mr. Birrittella waived all rights to receive these options. In Consideration of such waiver, the Company granted to Mr. Coleman options (such options not pursuant to the plan) to purchase 50,000 shares of Common Stock of the Company at $1.25 per share (such options exercisable for five years from the date of vesting), 25,000 of which vested on March 31, 1996. In consideration for Mr. Meredith Birrittella's waiver, the Company granted to him options (pursuant to the plan) to purchase 100,000 shares of Common Stock of the Company at $1.25 per share (such options exercisable for five years from the date of vesting), of which 25,000 vested on May 1, 1995, 25,000 vested on March 31, 1996, 25,000 vested on March 31, 1997, and the remaining 25,000 vested on March 31, 1998.

         As the Company's sales increased in the first quarter of 1996 at a greater rate than its receivables matured, the Company experienced a shortage of working capital. To meet these working capital needs during the course of the Company's negotiations with a commercial lender for a line of credit, the Company obtained bridge financing in the total amount of $1,272,800 from Martin
P. Birrittella, Meredith W. Birrittella and Warren Schaeffer. On May 6, 1996 the Company signed a line of credit agreement, and drew upon such facility to fully satisfy its loans from Messrs. M.P. Birrittella, M.W. Birrittella, and Schaeffer. In connection with this bridge financing, the Company paid a total of $9,658 of interest to the aforementioned lenders.

         At December 31, 1997, Mr. Meredith Birrittella owed the Company approximately $380,000. Subsequent to December 31, 1997, the Company loaned Mr. Warren Schaeffer approximately $800,000 of which $400,000 was repaid on April 15, 1998. These loans bear interest at 6% per annum.

         For the year ended December 31, 1997, the Company recognized interest income of approximately $39,000 from loans to Officers/Directors.


                                    ITEM II.

            PROPOSAL TO APPROVE THE COMPANY'S 1998 STOCK OPTION PLAN

         On June 10, 1998, the Board of Directors of the Company adopted the Company's 1998 Joint Incentive and Non-Qualified Stock Option Plan (the "1998 Plan"). The 1998 Plan will not become effective, however, unless approved by the holders of a majority of the shares of Common Stock present or represented and voting thereon at the Meeting. The text of the 1998 Plan is set forth in Exhibit A hereto.

         The Company has another stock option plan ( the "1994 Plan") but options for only 62,500 shares remain issuable under the 1994 Plan. The Board of Directors believes that a stock option program would be of material benefit to the Company and that it would enable the Company to attract and retain key employees, directors, consultants and other individuals providing services to the Company and its subsidiaries. The Board of Directors also believes that the best interests of the Company and its stockholders require that the Company be in a position to offer options to present and prospective personnel.

         Under the 1998 Plan, options to purchase up to 500,000 shares of Common Stock may be granted to key employees of the Company and its subsidiaries, and directors, consultants and other individuals providing services to the Company through June 21, 2004. Such options may be intended to qualify as "incentive stock options" with respect to employees within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or they may be intended not to qualify under such Section 422 ("non-qualified stock options").

         The 1998 Plan will be administered by the Option Committee of the Board of Directors (the "Committee"). The 1998 Plan allows the Board of Directors of the Company to designate a committee of at least two non-employee directors to administer the 1998 Plan for the purpose of complying with Rule 16b-3(d)(1) under the Securities Exchange Act of 1934, as amended, with respect to future grants under the 1998 Plan. The Committee will determine the persons who are to receive options and the number of shares to be subject to each option. In selecting individuals for options and determining the terms thereof, the Committee may consider any factors that it deems relevant, including present and potential contributions to the success of the Company. Because the officers and the employees of the Company who may participate in the 1998 Plan and the amount of their options will be determined on a discretionary basis by the Committee or the full Board of Directors, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company's officers and employees. Options granted under the 1998 Plan must be exercised within a period fixed by the Committee, which may not exceed ten years from the date of grant, or, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company, five years from the date of grant of the option. Options may be made exercisable immediately or in installments, as determined by the Committee.

         Options granted under the 1998 Plan are not transferrable other than by will or the laws of descent and distribution during the lifetime of the Optionee and may be exercised only by the Optionee. The 1998 Plan provides that, in the case of an incentive stock option, the exercise price of an option may not be less than the fair market value of the Common Stock on the date of grant of the option, and, if the optionee is a holder of more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of an option may not be less than 110% of the fair market value of the Common Stock on the date of grant of the option. The exercise price may be paid in cash, shares of Common Stock owned by the Optionee, or a combination of cash and shares.

         Stock options granted under the 1998 Plan may include the right to acquire a reload option. If a participant pays all or part of the purchase price of an option with shares of the Company's Common Stock held by the participant for at least six months, then upon exercise of the option, the participant is granted a reload option to purchase, at the fair market value as of the date of grant of the reload option, the number of whole shares used by a participant in the payment of the purchase price. A reload option is not exercisable until the earlier of one year from the date of grant or the first day after the expiration date of the option being exercised.

         The 1998 Plan provides that in the event of changes in the corporate structure of the Company or certain events affecting the Common Stock, the Board, or the Committee, may, in its discretion, make adjustments with respect to the number or kind of shares that may be issued under the 1998 Plan or that may be covered by outstanding options, or in the exercise price per share, or in the vesting of any options, or any combination of such terms. The 1998 Plan provides that in connection with any merger or consolidation in which the Company is not the surviving corporation and that results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), any sale or transfer by the Company of all or substantially all of its assets or any tender offer or exchange offer for the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options fully vested under the 1998 Plan will become exercisable in full on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. In any such situation, the board is authorized to give option holders the right to immediately exercise all of their options, whether fully vested or unvested.

         For Federal income tax purposes, an optionee will not recognize any income upon the grant of a non-qualified stock option or an incentive stock option.

         Upon the exercise of a non-qualified stock option, the optionee will realize ordinary income equal to the excess (if any) of the fair market value of the shares purchased upon such exercise over the exercise price. The Company will be entitled to a deduction from income in the same amount and at the same time as the optionee realizes such income. Upon the sale of shares purchased upon such exercise, the optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time of exercise of the option.

         In contrast, upon the exercise of an incentive stock option, an optionee will not realize income, and the Company will not be entitled to a deduction relating thereto. However, the difference between the fair market value of the shares on the date of exercise and the exercise price constitutes an item of tax preference for purposes of the calculating an alternative minimum tax, which, under certain circumstances, could cause tax liability as a result of an exercise. If the optionee retains the shares issued to him upon exercise of an incentive stock option for more than one year after the date of issuance of such shares and two years after the date of grant of the option, then any gain or loss realized on a subsequent sale of such shares will be treated as long-term capital gain or loss. If, on the other hand, the optionee sells the shares issued upon exercise within one year after the date of issuance or within two years after the date of grant of the option, then the optionee will realize ordinary income, and the Company will be entitled to a deduction from income, to the extent of the excess of the fair market value of the shares on the date of exercise or the amount realized on the sale (whichever is less) over the exercise price. Any excess of the sale price over the fair market value of such shares on the date of exercise will be treated as capital gain.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR APPROVAL OF THE 1998 STOCK OPTION 1998 PLAN.


                                    ITEM III.

PROPOSAL TO RATIFY THE REAPPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has selected Arthur Andersen LLP to serve as independent certified public accountants for the Company for the fiscal year ending December 31, 1998. The firm of Arthur Andersen LLP, independent certified public accountants, has been the Company's auditors since September 1997. Although the Board of Directors is not required to submit its selection of auditors for ratification at the Meeting, such selection is being submitted to ascertain the views of stockholders. If the selection is not ratified, the Board of Directors will reconsider its selection. The Board also reserves the right to make any change in auditors at any time that it deems advisable or necessary. One or more representatives of Arthur Andersen LLP are expected to attend the Meeting and will be given an opportunity to make a statement and are expected to be available to respond to appropriate questions from stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR RATIFICATION OF THE REAPPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.



                                 OTHER BUSINESS

         The Board of Directors of the Company does not know of any other matters that may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.



                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, a stockholder intending to submit a proposal to be presented at the 1999 Annual Meeting of Stockholders must deliver a proposal in writing to the Company's principal executive offices on or before April 24, 1999.


                             ADDITIONAL INFORMATION

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-KSB for its fiscal year ended December 31, 1997 with the Securities and Exchange Commission. Shareholders may obtain, free of charge, a copy of the Form 10-KSB (without exhibits) by writing to Anthony Costanzo, Chief Financial Officer, One Executive Boulevard, Yonkers, NY 10701.



                                                          By order of the
                                                          Board of Directors


                                                          Warren Schaeffer
                                                          Secretary

                                                                 EXHIBIT A


                     1998 JOINT INCENTIVE AND NON-QUALIFIED
                      STOCK OPTION PLAN OF PTI HOLDING INC.



         1.       PURPOSE

         The purpose of this Plan, which shall be known as the "1998 Joint Incentive and Non-Qualified Stock Option Plan" (the "Plan"), is to permit PTI Holding Inc. (the "Company") and its "subsidiary" corporations, as defined herein, to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company and its shareholders. By affording key personnel the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the Plan is expected to contribute to the attainment of those objectives. Options under the Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of non-qualified stock options ("Non-Qualified Options"). Unless otherwise indicated, references in the Plan to "options" include Incentive Options and Non-Qualified Options.


         2.       ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (the "Board") or, at their discretion, by a stock option committee (the "Committee"), which shall be appointed by the Board of Directors of the Company and shall consist of not less than two directors of the Board who shall serve at the pleasure of the Board. Members of the Committee shall be eligible to participate in the Plan while a member of the Committee except that the Board may exclusively appoint two or more non-employee directors to the Committee pursuant to Rule 16b-3(d)(1) under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board.

         The Board or the Committee, as the case may be (hereinafter, the "Committee" refers to the Board or Committee, as the case may be, unless otherwise specified), is authorized, subject to the provisions of the Plan, from time to time, to establish such rules and regulations and to appoint such agents as they deem appropriate for carrying out the provisions and purposes of the Plan. The interpretation and construction by the Committee of any provisions of, and the determination of any questions arising under, the Plan, any such rule or regulation, or any agreement granting options under the Plan, shall be final and conclusive and binding on all persons interested in the Plan.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the Committee present at a meeting at which a quorum is present, or acts approved in writing by all of its members, shall be acts of the Committee.


         3.       SHARES SUBJECT TO THE PLAN

         Subject to the Plan, options may be granted under the Plan for shares of the Company's common stock, $.01 par value ("Common Stock"), and may be made available from either authorized and unissued shares or issued shares held in the treasury of the Company. The total amount of shares of Common Stock which may be delivered upon exercise of options granted under the Plan shall not exceed 500,000 shares, subject to adjustment in accordance with the provisions of Paragraph 10 hereof. In the event that any option granted under the Plan shall terminate, expire or, with the consent of the optionee, be canceled as to any shares of Common Stock, without having been exercised in full, new options may be granted covering such shares.


         4.       AWARD OF OPTIONS

         Non-Qualified Options under the Plan may be granted to any person, including but not limited to employees, directors, independent agents and consultants who, the Committee believes, has contributed, or will contribute to the success of the Company. Incentive Options under the Plan may be awarded only to persons who, at the time such Incentive Options are granted, are employees of the Company or a subsidiary corporation, as defined herein, including any such employees who may be directors and shareholders thereof. In determining the persons to whom options shall be granted and the number of shares covered by each option, the Committee may take into account the nature of the services rendered by the respective persons, his or her present and potential contribution to the success of the Company and such other factors as the Committee, in its sole discretion, shall deem relevant. Because the officers and the employees of the Company who may participate in the 1998 Plan and the amount of their options will be determined on a discretionary basis by the Committee or the full Board of Directors, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company's officers and employees.

         Any option granted hereunder shall be evidenced by a stock option agreement authorized by the Committee and executed by a duly authorized officer of the Company (the "Stock Option Agreement"). Each Stock Option Agreement shall specify the number of shares covered by such option and the purchase price per share and shall contain such terms and conditions not inconsistent with the Plan as the Committee shall deem appropriate (which terms and conditions need not be the same in each Stock Option Agreement and may be changed from time to time). The date on which an option shall be granted shall be the date of the Board's or the Committee's authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized (the "Date of Grant"). Each Stock Option Agreement may require as conditions of exercise that the optionee provide such investment representations with respect to, and enter into such agreements concerning the sale and transfer of, the shares receivable by the optionee upon exercise, as the Committee deems appropriate. Each Stock Option Agreement for a Non-Qualified Option shall provide for the withholding of income taxes and employment taxes that the Company determines it is required to withhold upon the exercise of such option.


         Anything herein to the contrary notwithstanding:

           (i) The Company may not, in the aggregate, grant Incentive Options that are first exercisable by any optionee, during any calendar year to the extent that the aggregate Fair Market Value (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) of the underlying stock (determined at the time the Incentive Option is granted) of all of the options first exercisable by such optionee during such calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the
Code) exceeds $100,000.

           (ii) The purchase price of each share for which a Non-Qualified Option is granted and the number of shares covered by such option shall be within the discretion of the Committee based upon the value of the optionee's services, the number of outstanding shares of Common Stock, the market price of such Common Stock, and such other factors as the Committee determines are relevant; provided however, that such purchase price may not be less than the par value of the Common Stock. The purchase price of each share for which an Incentive Option is granted under the Plan (the "Incentive Option Shares") shall not be less than the amount which the Committee determines, in good faith, at the time such Incentive Option is granted, constitutes 100% (110%, in the case of an Incentive Option granted to an employee who, immediately before the Date of Grant, owns more than 10% of the total combined voting power of all classes of stock of the Company) of the then Fair Market Value of such Incentive Option Shares.

        5.      TERM OF PLAN

        The Plan shall terminate ten years from the earlier of the date of adoption of the Plan or the date the Plan is approved by the shareholders of the Company. No option may be granted after such termination. Termination of the Plan, however, shall not affect the rights of optionees under options theretofore granted to them, and all unexpired options shall continue in force and operation after termination of the Plan except as they may lapse or terminate by their own terms and conditions.

        6.      TERM OF OPTIONS

        The period during which any option granted hereunder may be exercised shall be determined in each case by the Board or the Committee, as the case may be; however, anything herein to the contrary notwithstanding, options granted hereunder shall only be exercisable during a period not to exceed ten years from the Date of Grant (except that in the case of an Incentive Option granted to an employee who owns, immediately before the Date of Grant, more than 10% percent of the total combined voting power of all classes of stock of the Company, such options shall only be exercisable during a period not to exceed five years from the Date of Grant). Each option shall be subject to such other conditions regarding its exercise or non-exercise as the Committee may determine.



        7.      PURCHASE OF OPTION BY COMPANY

        The Stock Option Agreement with respect to any option at any time granted under the Plan may contain a provision to the effect that the optionee (or any persons entitled to act under Paragraph 8 hereof) may, at any time at which the Fair Market Value of the Company's Common Stock is in excess of the purchase price of the option and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the purchase price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and
(ii) an amount equal to such number of shares multiplied by the Fair Market Value of the Company's Common Stock on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, at the election of the Committee, either in cash or in shares of Common Stock (valued as of the date and in the manner provided above), or in any combination of cash and Common
Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the Plan. All determinations to be made by the Company hereunder shall be made by the Committee.


        8.      TERMINATION OF EMPLOYMENT

        No option or any portion thereof granted to an employee under the Plan shall be exercisable by such optionee at any time following the termination of employment, except that the Stock Option Agreement with respect to options granted by the Board or the Committee may permit an option to be exercised by such optionee (or his or her legal representative if the optionee dies or becomes incompetent) within three months after termination, but only to the extent the Option was exercisable at the date of termination, and may also provide that in the event of the death or disability (which, in the case of Incentive Stock Options, shall mean permanent and total disability as defined in
Section 22(e)(3) of the Code) of the optionee, that the option may be exercised by such optionee's legal representative, executor or administrator or by his or her distributee to whom the option may have been transferred by will or by the laws of descent and distribution within a period of not more than one year after such death or disability, but only to the extent that it was exercisable at the date of the termination of such optionee's employment. Whether any leave of absence shall constitute termination of employment for the purposes of any option granted under the Plan shall be determined in each case by the Committee in its sole discretion.


        9.      PAYMENT FOR SHARES

        Each Stock Option Agreement shall provide that payment for shares of Common Stock purchased upon the exercise of an option (or any portion thereof) granted hereunder shall be made in full in cash at the time of such exercise.

        Notwithstanding the previous sentence, payment for shares of Common Stock made pursuant to Section 11 may be made in shares of Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price. For purposes of this section, the market value per share of Common Stock shall be the last sale price on the date of reference, or, in case no sale takes place on such date, the average of the closing high bid and low asked prices, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Common Stock in the over-the-counter market reported on NASDAQ on such date, whichever is applicable, or if there are no such prices reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.

        It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon the exercise of an option, that the optionee pay to the Company, upon its demand, such amount as may be requested by the Company for the purposes of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of such option or the transfer of such shares upon such exercise or the purchase of such option by the Company pursuant to Paragraph 7 hereof.


        10.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

        The total number of shares of Common Stock which may be purchased upon the exercise of options granted under the Plan shall be appropriately adjusted by the Committee for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock dividend, subdivision, combination or reclassification of shares or any other change in the corporate structure or shares of the Company; provided, however, in each case, that, with respect to Incentive Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In the event of the dissolution or liquidation of the Company or upon any merger or consolidation thereof, the Committee may make such adjustment with respect to options or take such other action as it deems necessary or appropriate to reflect or in anticipation of such dissolution, liquidation, merger or consolidation including, without limitation, the substitution of new options or the termination of existing options, except in the case of disability of the optionee resulting in termination of employment, in which case the option may be exercised by such optionee's legal representative as set forth in Paragraph 8 hereof.


        11. RELOAD OPTIONS

        If upon the exercise of an option granted under the Plan (the "Original Option") the Optionee pays the purchase price for the Original Option pursuant to Section 9 in whole or in part in shares of Common Stock owned by the Optionee for at least six months, the Company shall grant to the Optionee on the date of such exercise an additional option under the Plan (the "Reload Option") to purchase that number of shares of Common Stock equal to the number of shares of Common Stock so held for at least six months, that shall have been transferred to the Company in payment of the purchase price in the exercise of the Original Option. The price at which each share of Common Stock covered by the Reload Option may be purchased shall be the market value per share of Common Stock (as specified by Section 9) on the date of exercise of the Original Option. The Reload Option shall not be exercisable until one year after the date the Reload Option is granted or after the expiration date of the Original Option. Upon the payment of the purchase price for a Reload Option granted hereunder in whole or in part in shares of Common Stock that shall have been held for more than six months pursuant to Section 9, the Optionee is entitled to receive a further Reload Option in accordance with this Section 11. Shares of Common Stock covered by a Reload Option shall not reduce the number of shares of Common Stock available under the Plan pursuant to Section 3.

        12.  ACCELERATION OF EXERCISABILITY

        In connection with any merger or consolidation in which the Company is not the surviving corporation and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all fully vested outstanding options under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. In any such situation the board is authorized to give option holders the right to immediately exercise all of their options, whether fully vested or unvested. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option specified in Sections 6, 8, 10, and 14.


        13.     NON-TRANSFERABILITY OF OPTIONS

        No option granted to an optionee under the Plan shall be transferred by such optionee otherwise than by will or the laws of descent and distribution. No transfer of an option by the optionee by will, by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such option. During the lifetime of the optionee, the option may only be exercised by the optionee, except in the case of disability of the optionee resulting in termination of employment, in which case the option may be exercised by such optionee's legal representative as set forth in Paragraph 8 hereof.


        14.     AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN

        The Committee may terminate, and at any time and from time to time, in any respect, amend or modify the Plan, including the designation of a formula that determines the amount, price and timing for the granting of options in accordance with Rule 16b-3(c)(ii); provided, however, that no such action of the Committee without approval of shareholders, may: (A) materially increase the benefits accruing to participants under the Plan; (B) materially increase the amount of Common Stock which may be issued under the Plan; or (C) materially modify the requirements as to eligibility for participation in the Plan. No amendment, modification or termination of the Plan shall in any manner adversely affect any option theretofore granted under the Plan without the consent of the optionee; but it shall be conclusively presumed that any adjustment for changes as provided in Paragraph 10 does not adversely affect any such option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Option under Section 422 of the Code.


        15.     FINALITY OF DETERMINATIONS

        Each termination, interpretation, or other action made or taken by the Committee pursuant to the provisions of the Plan, shall be final and shall be binding and conclusive for all purposes and upon all persons.


        16.     EMPLOYMENT

        Nothing in the Plan or in any Stock Option Agreement under the Plan, shall confer on any person the right to become an employee of the Company or on any employee any right to continue in the employ of the Company or affect in any way the right of the Company to terminate his or her employment at any time. o

        17.  HOLDING PERIOD FOR ss.16(b) INTERESTED PARTIES

        No option, or its underlying Common Stock, granted to interested (as defined under Rule 16 of the Securities Exchange Act of 1934) optionees under the Plan may be disposed of by an optionee at any time before six months have elapsed from the date of acquisition of the option, unless such disposition was the result of exercise or conversion of the option, without violating Rule 16b.

        The option is not deemed to have been acquired, and the six-month holding period shall not commence, until the exercise price of the option is fixed by the Board or Committee pursuant to Section 4.


        18.     ADDITIONAL PROVISIONS

        It is the intent of the Company that this Plan comply in all respects with the applicable provisions of Rule 16b-3(c) under the Exchange Act in connection with any grant of options to, or other transaction by, an optionee under the Plan who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such optionee). Accordingly, if any provision of this Plan or any Stock Option Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such optionee shall avoid liability under
Section 16(b). In addition, the per share price of any option shall be not less than 50% of the Fair Market Value of the Company's Common Stock at the date of grant of the option, if such pricing limitation is required in order to comply with Rule 16b-3 at the time of grant of the option.

        Anything herein to the contrary notwithstanding, the Committee may, in its sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the Plan; however, any and all such conditions shall be specified in the Stock Option Agreement limiting and defining such option.


        19.     EFFECTIVE DATE OF PLAN

        The Plan shall become effective on the date it is approved by the shareholders of the Company.

                                PTI Holding INC.

                         ANNUAL MEETING OCTOBER 19, 1998

                             Nominees for Director:
                             Meredith W.Birrittella
                                Myles Birrittella
                                Warren Schaeffer
                                 Robert Fuhrman
                                 Gary J. Kocher



PROXY VOTING INSTRUCTIONS                                   Please mark choices in blue or black ink.


The Board of  Directors  unanimously  recommends a vote FOR the nominees and FOR proposals (2), (3) and (4).


                                                        FOR                                                  WITHHOLD
1.  Election of Directors.  (see list above)
                                                        __                                                    __

                                                                                                         FOR ALL EXCEPT
    To withhold authority for an individual nominee,
    check this space and write the nominee's
    name in the following space:                        __                                                    __


----------------------------------------------------------------------------------------

                                                        FOR                     AGAINST                     ABSTAIN
2.  Proposal to approve the Company's 1998 Joint
     Incentive and Non-Qualified Stock Option Plan.     __                      __                            __



                                                        FOR                     AGAINST                     ABSTAIN
3.  Proposal to ratify the reappointment of Arthur
     Andersen LLP as the Company's independent
     certified public accountants for the fiscal
     year ending December 31, 1998.                     __                      __                            __



                                                        FOR                     AGAINST                     ABSTAIN
4. To transact such other business as may properly
     come before the Annual Meeting and any
     adjournments or postponements thereof.             __                      __                            __


Your shares will be voted as directed herein.  If signed and no direction is given for any item, it will be voted as recommended above.

Please return your executed form as soon as possible to
Corporate Stock Transfer,  Republic Plaza, 370 17th St.,                              Check this space only if you wish
Suite 2350, Denver, CO 80202-4614                                                     to attend and vote at the meeting. __


If securities are jointly owned, each should sign.


-----------------------------------
Signature                        Date

-----------------------------------
Signature of Joint Owner         Date


YOUR VOTE IS IMPORTANT  REGARDLESS OF THE NUMBER OF SHARES YOU OWN. BY RETURNING YOUR VOTING INSTRUCTIONS  PROMPTLY, YOU CAN AVOID
THE INCONVENIENCE OF RECEIVING FOLLOW-UP  MAILINGS  PLUS  HELP TO  AVOID  THE  EXPENSES  ASSOCIATED  WITH  SUCH ADDITIONAL MAILINGS.


                                      1997

                                  ANNUAL REPORT

                                       TO

                                  SHAREHOLDERS

                                       OF

                                PTI Holding Inc.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 10-KSB


 X Annual report under Section 13 or 15(d) of the Securities Exchange Act of 1934 (Fee required) For the fiscal year ended December 31, 1997. Transition report under Section 13 or 15(d) of the Securities Exchange Act of 1934 (No fee required) For the transition period from to

Commission file number 1-11586

                                PTI HOLDING INC.
                 (Name of small business issuer in its charter)

      Delaware                                                   13-3590980
(State or jurisdiction                                        (I.R.S. Employer
of incorporation or organization)                            Identification No.)

c/o 15 East North Street, Dover, DE                                19901
(Address of principal executive offices)                        (Zip Code)

                                (302) 678-0855
                (Issuer's Telephone Number, Including Area Code)

Securities registered under Section 12(b) of the Exchange Act:
Title of each class
                                                        Name of each exchange
                                                          on which registered
Common Stock, par value
  $.01 per share                                                None
Securities registered under Section 12(g) of the Act:
Title of each class

Common Stock, par value
$.01 per share

         -

         Check  whether the issuer:  (1) filed  reports  required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for past 90 days. Yes X No

         Check if there is no  disclosure  of  delinquent  filers in response to
Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. __

         State issuer's revenues for its most recent fiscal year: $34,566,135

         State the aggregate market value of the voting stock held by non-affiliates computed by reference to the price at which the stock was sold or the average bid and asked prices of such stock, as of a specified date within the past 60 days. As of April 1, 1998, based upon the last sale price on such date, such aggregate market value was $24,572,111.

         State the number of shares outstanding of each class of the issuer's classes of common equity, as of the latest practicable date. As of April 1, 1998, 4,796,506 shares of the issuer's common equity were outstanding.

      Transitional Small Business Disclosure Format (check one): Yes      No  X

                                     PART I


ITEM 1.  Description of Business.


History

         The Company, formally known as Aerial Assault Inc., was incorporated under the laws of Delaware in March 1990. Until February 28, 1994, the Company was engaged in the business of designing, developing and marketing distinctive, high-performance men's athletic footwear for basketball, and related apparel bearing the Company's name and logo. The Company commenced sales in February 1992.

         On March 1, 1994, the Company acquired Foam-O-Rama, Inc. ("Foam"), a New York corporation which is principally engaged in the business of the design, marketing and sale of bicycle helmets, by merging it with and into the company's wholly-owned operating subsidiary, Protective Technologies International Inc., a New York corporation ("PTI") pursuant to a Merger Agreement and Plan of Reorganization dated February 14, 1994 among PTI, Foam and Foam's shareholders. From and after March 2, 1994, Foam had no separate or independent existence, having been merged into PTI. For purposes of the transfer of the economic benefits and risks of such transaction and the ongoing business of Foam, the acquisition was deemed to have occurred as of the opening of business on January 1, 1994.


         On August 5, 1997, the Company consummated the merger (the "Merger") of Flents Products Co., Inc., a New York corporation ("Flents"), which is principally engaged in the business of the manufacture of wax earplugs and the marketing and sale of earplugs and other safety and medical supplies, such as an eye drop delivery system, styptic devices, and air-filter masks, with and into the Company's wholly owned subsidiary, Flents Products Co., Inc., a Delaware corporation ("Merger Sub"), pursuant to an Agreement and Plan of Merger among the Company, Merger Sub and Flents. For purpose of accounting, the acquisition was effective as of the opening of business on June 1, 1997, and has been accounted for as a purchase.

         Merger Sub delivered at the closing (the "Closing") of the Merger $27.46 and 3.47 shares of the common stock, par value $.01 per share of the Company (the "Company's Common Stock") (with associated convertible value rights described below) to the shareholders of Flents in respect of each of the 77,756 issued and outstanding shares of the common stock of Flents, or total merger consideration of $4,837,085. The merger consideration was paid $2,135,435 in cash, and $2,701,650 in units consisting of 270,165 shares of the Company's Common Stock and 270,165 Convertible Value Rights ("CVRs"). For purposes of the Merger, the Units were valued at $10 per Unit. Each CVR entitles the original holder to up to $4.00 of additional Common Stock of the Company to the extent that the market value of the Company's Common Stock is less than $10.00 per share on the one-year anniversary of the Closing.


Products

         The Company competes in the bicycle helmet, bicycle and bicycle accessories industry through its Protective Technologies International Inc. ("PTI") subsidiary, and in the personal care industry through its Flents Products Co. Inc. ("Flents") subsidiary.

         PTI competes in the mass market channel by offering a complete line of sports safety helmets in toddler through adult sizes. PTI also supplies bicycle accessory products such as locks, tubes and tires, general accessories, protective wear and children bicycles.

         Flents competes in the ear and eye care portion of the personal care market. Products include earplugs, eyeglass cleaners, eye patches, eyewash, ear wax removal, as well as other ear and eye care products. Flents also supplies general accessories for the eyeglass market.



Manufacturing

         The Company assembles and distributes helmets, and distributes bicycles and bicycle accessory products from its manufacturing facility in New York State. Ear and eye care products are currently distributed from the Company's facility in Connecticut; however, the Company plans to consolidate its operations into its New York State facility in or about May, 1998. The Company sources out the manufacturing of all the raw components of its helmets, including the plastic foam liners that constitute the main part of the helmets, to various manufacturers in the United States. Such independent manufacturers use molds and tooling that are owned by and for the exclusive use of the Company in the manufacture of these sub-assembly components. Further, the Company sources out the manufacturing of its bicycle and bicycle accessory products and ear and eye care products to certain foreign manufacturers in East Asia and Europe. Management believes that this outsourcing is the best long-term arrangement because it enables the Company to reduce its need for capital expenditures on equipment, and its manufacturing overhead.

         However, access to the foreign manufacturers could be adversely affected by economic or political instability in such foreign countries, and by currency fluctuations. In addition, the bicycles and bicycle accessories purchased by the Company for resale are subject to United States custom duties. Under the fixed duty structure in effect since July 1981, duties range from 8.5% to 37.5%, plus unit charges, depending on whether the principal component is leather or some other material. Further, the adoption of bilateral trade agreements between the United States and countries in which the Company's suppliers are located, work stoppages or the impositions of unilateral restrictions on trade, including quotas or additional duties, by either the United States or any supplier company, could disrupt supplies and/or increase the costs of obtaining products. The Company is unable to predict whether additional customs duties, quotas or other restrictions may be imposed on the importation of its products in the future. Any such action could result in increases in the cost of bicycles or bicycle accessories and, accordingly, might adversely affect the sales or profitability of the Company.

         Although the Company's operations would be seriously disrupted until alternative suppliers are found, with a significant adverse financial impact, the Company believes that such contract manufacturing of raw helmets and tooling and molds, as well as all of the raw materials required for such manufacturing, is available from several alternate sources. In addition, the Company believes that alternative suppliers for the Company's bicycle and bicycle accessory products and ear and eye care products are available in the event of a disruption of supply.

Marketing and Distribution

         The two largest segments in the bicycle helmet market are mass merchants and independent bicycle dealers ("IBDs"). The Company historically has focused its sales goals on servicing the large mass-merchant customers. A large portion of the helmet sales for children in the United States are due to the mandatory helmet legislation that has been adopted in many states. Mass merchants have accounted for a large portion of the purchases motivated by such legislation because of their low retail prices for helmets relative to the bicycle dealers. In addition, mass merchants provide the largest order volume and do not require the extensive distribution channels needed to provide services to IBDs. The Company's helmets are sold chain-wide in Toys R Us (650 stores), Target stores (800 stores), Sam's Club (430 stores), Sports Authority (150 stores), and other regional mass merchants.

         During 1997, the Company's sales to its single largest customer constituted approximately 71 percent of its gross revenues, compared to approximately 65 percent during the 1996 calendar year. Sales to its second largest customer during the 1997 and 1996 accounted for 15 percent of gross revenues. The Company believes that its relationships with these accounts are good.

         The Company has entered into a license arrangement with Hasbro, Inc. to manufacture and market helmets, bicycles and bicycle accessories under the PlayskoolTM brand name. In addition, the Company has entered into an exclusive license with Mattel, Inc. to manufacture helmets under the BarbieTM brand name, as well as a license to sell BarbieTM bicycle accessory products.

         Private label manufacturing of helmets and accessories for other companies in the helmet market has historically constituted a small part of the Company's business, and remains so to date. The Company's private label purchasers include Toys-R-Us and Target stores.

         Flents Products sells its merchandise to mass market merchandisers, drug stores, and the food trade. The majority of such sales are made through independent sales representatives who work exclusively on a commission basis. Flents ships its products directly to retail customers through common freight carriers. Flents products are sold in over 30,000 retail locations.

Trademarks and Patents

         The Company markets its bicycle helmets, bicycles and bicycle products under the brand names Protective TechnologiesTM PTITM Hydrogen(R) and Aerial Assualt(R). The Company markets its ear care products under the brand name Quiet Please!(R). The Company believes that such trademarks are helpful to the Company's ability to market its products. To the extent it has not already done so, the Company plans to apply for registration of such trademarks.

         The Company does not currently use or employ any patents material to its business or operations.

Competition

         The bicycle  helmet  industry is dominated  by Bell Sports  Corporation
("Bell"), which the company estimates has a 65% market share in the United States. In addition to Bell, significant competitors include Troxel, Specialized and Trek, as well as other small manufacturers.

         Bell and other competitors have significantly greater financial and other resources than the Company; however, the Company's ability to compete with Bell is highlighted by its success at Toys R Us and Target, where it has replaced Bell as the largest vendor. PTI believes it has become the second largest manufacturer of bicycle helmet and accessories selling through the mass merchant channel.

         Flents' competitors include many large and small company's, many of which have an advantage over the company in terms of greater financial resources and ability to advertise their products to the general public.

Research and Development

         The Company's research and development activities include development of new products, the improvement of existing products and the refinement of its manufacturing processes. During 1997, the Company spent approximately $117,000 on such research and development, up from approximately $109,000 in 1996. Of the $117,000 spent on research and development during 1997, PTI spent approximately $107,000 and Flents spent approximately $10,000.

Employees

         As of March 25, 1998, the Company had approximately 250 full-time employees, including 30 individuals in management, administration and clerical positions. The Company's employees are not represented by a labor union, and the Company believes that its relations with employees are satisfactory.


ITEM 2.  Description of Property.


         The Company's principal facility is a 200,000 square foot warehouse and assembly facility in Hastings on Hudson, New York. The Company occupies the facility pursuant to a lease, which expires in 2001. The Company also occupies approximately 15,000 square feet of warehouse space in Bronx, NY pursuant to a lease expiring September 1998. The Company also occupies approximately 12,500 square feet of office space in Yonkers, New York pursuant to a lease expiring in 2004. Flents occupies 15,000 square feet of warehouse, assembly, and office space in Norwalk, Connecticut. This facility is to be closed in May of 1998, and its operations will be consolidated into the Company's other facilities.




ITEM 3.  Legal Proceedings.


         Although the Company is a party to a certain litigation, which has arisen in the usual course of its business, management deems such litigations immaterial to the Company's financial position, results of operations and future cash flows.


ITEM 4.  Submission of Matters to a Vote of Security-Holders.


         No matter was submitted during the fourth quarter of the Company's 1997 fiscal year to a vote of security-holders.


                                     PART II


ITEM 5.  Market for Common Equity and Related Stockholder Matters.


         The Principal market on which the Company's common stock trades is The NASDAQ Small-Cap Stock Market under the symbol "PTII."

         The following table sets forth the high and low sale prices according to The NASDAQ Stock Market Research Department for the common stock of the Company during the periods indicated:


                         NASDAQ Stock Market List Prices


Quarter Ended                       High                       Low
March 31, 1996                    $ 6.875                    $ 4.375
June 30, 1996                     $ 9.375                    $ 5.750
September 30, 1996                $ 9.625                    $ 7.063
December 31, 1996                 $10.375                    $ 7.750

March 31, 1997                    $ 9.250                    $ 7.875
June 30, 1997                     $ 8.813                    $ 7.688
September 30, 1997                $ 9.563                    $ 6.875
December 31, 1997                 $ 9.625                    $ 7.375


         The above prices are over-the-counter market quotations and reflect inter-dealer prices, without retail mark-up, mark-down, or commission, and may not represent actual transactions. The source of such prices is The NASDAQ Stock Market's monthly statistical summary reports.

         As of April 1, 1998, the approximate number of holders of record of the Company's common stock was 120, and the number of beneficial holders of the Company's common stock was in excess of 1,300. The Company has not paid dividends to its shareholders since its inception and does not plan to pay dividends in the foreseeable future. The Company currently intends to retain any earnings to finance the growth of the Company.





ITEM 6.  Management's Discussion and Analysis


         Statements in this Annual Report on Form 10-K concerning the Company's business outlook or future economic performance; or other financial items; and plans and objectives related thereto; and statements concerning assumptions made or expectations as to any future events, conditions, performance or other matters, are "forward-looking statements" as that term is defined under the Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those stated in such statements.

         The Company's net sales were $34,566,135 during the year ended December 31, 1997, an increase of 97% from its net sales of $17,529,509 in 1996.

         The 97% sales increase from 1996 to 1997 resulted predominantly from increased sales to existing customers through the addition of new helmet models, from increased market share at the expense of competitors, from increased sales in existing models due to growth in the overall helmet market, from increased sales of the Company's bicycle and bicycle accessory products, from the addition of new retail outlets for the Company's products, from introducing new accessory product lines, and from the Company's license arrangements both with Hasbro, Inc., to manufacture and market helmets, bicycles and bicycle accessories under the PlayskoolTM brand name, and with Mattel, Inc. to manufacture and market helmets under the Barbie(TM) name. The results for 1997 also include 7 months of sales from Flents in the amount of $3,715,425.

         The Company had a net loss of $941,295 for the year ended December 31, 1997 compared to the Company's net income for the year ended December 31, 1996 of $1,691,118. The net loss for 1997 included a non-recurring charge for stock based compensation of $3,636,838. This charge was the result of the Company's preferred shares held by management and former directors being converted into common shares pursuant to the terms of the Company's Series A preferred stock. Without this charge net income for 1997 would have been $2,695,543, an increase of 59% over net income for 1996. The increase in net income was due to predominantly higher sales levels.

         The cost of sales for the year ended December 31, 1997 was $23,751,353 (resulting in a gross profit margin of 31%), compared to the Company's cost of sales for the year ended December 31, 1996 of $12,140,542 (resulting in a gross profit margin of 31%). Flents 7 month gross profit margin contribution approximated 40%.

         Selling, general and administrative for the year ended December 31, 1997 were $9,710,647 compared to selling, general and administrative expenses of $2,717,851 for the year ended December 31, 1996. Selling, general and administrative expense was $6,073,809 for 1997 without the charge for conversion of the preferred shares. Without the charge, SG&A as a percentage of sales were 18% and 16% for the years ended December 31, 1997 and 1996, respectively.

         The increased selling, general and administrative spending in 1997 was primarily due to the higher costs associated with the expansion of the helmet, bicycle and bicycle accessory business, the acquisition of Flents, and the higher costs for human resources.

Liquidity and Capital Resources


         The Company has satisfied its capital requirements through the proceeds of its initial public offering of securities, which resulted in net proceeds of approximately $3,800,000, through the proceeds of a Regulation 'S' private placement in November 1994, which resulted in gross proceeds of approximately $751,875, through the exercise of certain outstanding options held by employees and consultants of the Company, which resulted in net proceeds of approximately $406,247, through internal cash flow, through PTI's opening of a revolving line of credit in May, 1996 and through the exercise of public warrants in 1997, which resulted in gross proceeds of approximately $3,002,000.

         The Company's working capital at December 31, 1997 was $10,209,168 as compared to $5,519,873 at December 31, 1996.



         The cash flows of the Company have fluctuated due to the impact of net income and losses, capital spending, working capital requirements, the issuance of common stock and other financing activities. The Company expects that cash flows in the near future will be primarily determined by the levels of net income, working capital requirements, and financings, if any, undertaken by the Company. Net cash increased (decreased) by $320,282 and $(607,451) in the years ended December 31, 1997 and 1996, respectively.

         Net cash used in operating activities was $463,798 and $1,691,790 in the years ended December 31, 1997 and 1996, respectively. Net (loss) income was $(941,295) and $1,691,118 for the same periods, respectively.

         Net cash used in investing activities was $3,414,633 and $269,221 in the years ended December 31, 1997 and 1996, respectively. Net cash used in investing activities included capital expenditures of $1,558,784 and $476,039 in these periods, respectively, primarily for computer and manufacturing equipment.

         Net cash provided by financing activities was $4,198,713 and $1,353,560 in the years ended December 31, 1997 and 1996, respectively. Cash flows from financing activities were primarily affected by the net proceeds from issuance of common stock of $3,350,234 and $201,838 in these periods, respectively. During the year ended December 31, 1996 proceeds from the bank loan were $1,196,199. Net proceeds from the sale of common stock result from option and warrant exercises.

         The Company pays its employees and vendors on a weekly, monthly or bimonthly basis, while its customers pay for products on an average of 75 days after shipment, and therefore the Company has substantial needs for working capital. As of December 31, 1997, the Company had $682,160 of cash available for its cash needs, compared to cash of $361,878 as of December 31, 1996.

         On May 6, 1996, PTI opened a revolving line of credit at Key Bank of New York. The line of credit is collateralized by the PTI's inventory, receivables and other assets, and guaranteed by the Company. As of December 31, 1997 the Company had $2,068,261 outstanding pursuant to such line of credit ($7,000,000 available). The Company is currently in discussions with its lender to increase the availability on its line of credit to a total of $14,000,000, including $2,000,000 specifically for the future capital expenditures.

         Based on the Company's current plans, management anticipates that current cash balances, together with the Company's line of credit and cash flow generated from operations, will be sufficient to continue to fund production, purchase of equipment, increased marketing activities and continued research and development, as well as the rest of the Company's cash requirements, for approximately the next 18 months.

         The Company's research and development efforts are directed toward developing new products, improving existing products and refining its manufacturing processes. Such research and development costs amounted to approximately $117,000 for the year ended December 31, 1997, approximately $109,000 for the year ended December 31, 1996 and approximately $54,000 for the year ended December 31, 1995. It is expected that the Company will spend approximately $150,000 on research and development during the 1998 year.


Year 2000 Compliance

         The Company is currently in the process of finalizing its installation of the SAP R/3 accounting system, which will be year 2000 compliant. The Company does not anticipate any material additional costs with regard to its year 2000 compliance.

         The year 2000 issue is expected to affect the systems of various entities with which the Company interacts, including suppliers and vendors. However, there can be no assurance that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure by another company's systems to be year 2000 compliant would not have a material adverse effect on the Company.


Recently Issued Accounting Standards


         In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", which establishes standards for reporting and display of comprhensive income and its componenets(revenue, expenses, gains, and losses) in a full set of general purpose financial statements. The Company does not anticipate SFAS 130 will have a material impact on its financial statements.

         In June 1997, the FASB issued SFAS No. 131, "Disclosures about segments of an Enterprise and Related Information", which establishes standards for the way public business enterprises report information about operating segments in interim and annual financial statements. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The Company will adopt SFAS No. 131 in the first quarter of 1998.

         In February 1998, the FASB issued SFAS No. 132, "Employers' Disclosures about Pensions and other Post-retirement Benefits", which standardizes the disclosure requirements for pensions and other post-retirement benefits. The company will adopt SFAS No. 132 in the first quarter of 1998.


ITEM 7.  Financial Statements.

                                                                       Page
Independent Auditor's Report for 1997                                   F-1

Independent Auditor's Report for 1996                                   F-2

Consolidated Balance Sheet as of December 31, 1997                      F-3

Consolidated Statements of Operations for the years
ended December 31, 1997 and 1996                                        F-4

Consolidated Statements of Stockholders' Equity for the
years ended December 31, 1997 and 1996                                  F-5

Consolidated Statements of Cash Flows for the years                     F-6
ended December 31, 1997 and 1996

Notes to Consolidated Financial Statements                              F-7 to
                                                                        F-21

                                    PART III


ITEM 9. Directors, Executive Officers, Promoters and Control Persons; Compliance With Section 16(a) of the Exchange Act.



       The directors and executive officers of the Company are as follows:

                                                                                                          Executive
                                                                                                          Officer or
                                                                                                          Director
         Name                               Age               Position                                    Since

         Meredith W. Birrittella            31                Chairman, Director and Chief Executive      3/21/90
                                                              Officer

         Anthony Costanzo                   28                Chief Financial Officer                     10/1/97

         Myles Birrittella                  34                Director                                    10/22/96

         Robert Fuhrman                     69                Director                                    12/12/96

         Warren Schaeffer                   40                Director, Secretary and President           3/1/94
                                                              of Operating Subsidiary

         Gary J. Kocher                     34                Director                                    10/21/97


         Meredith W. Birrittella. Mr. Birrittella, age 31, a co-founder of the Company, has served as an officer and director since the Company's inception, and is currently Chairman and C.E.O. of the Company.

         Anthony Costanzo. Mr. Costanzo, age 28, became Chief Financial Officer of the Company in October, 1997. Prior to becoming the CFO, he served as Treasurer of the Company since February, 1995. Mr. Costanzo has been a Certified Public Accountant since August 1993. Prior to joining PTI, Mr. Costanzo worked in Public Accounting from 1991 to 1995.

         Myles Birrittella. Mr. Myles Birrittella, age 34, became a director of the Company in October, 1996. Mr. Birrittella is currently employed by Merrill Lynch as a financial consultant. For the years 1995 and 1996, prior to his employment with Merrill Lynch, Mr. Birrittella was a self-employed investor. From 1992 through 1994, prior to becoming a self-employed investor, Mr. Birrittella was the National Sales Manager for the Company.

         Warren Schaeffer. Mr. Schaeffer, age 40, co-founded Foam, the company acquired by the Company in March, 1994. Since the acquisition, he has served as the president of the Operating Subsidiary, and in October, 1996, was elected as a director of the Company. As of December, 1996, Mr. Schaeffer became the Secretary of the Company. Prior to his employment by the Operating Subsidiary, Mr. Schaeffer was the President and a director of Foam.

         Robert Fuhrman. Mr. Fuhrman, age 69, has been Chairman of Fuhrman Associates, Inc. since 1972, serving as a managing and marketing consultant for a wide variety of consumer product companies. During this period, he has also served from time to time as an executive of client companies, including positions as President (CEO) of Eggland's Best, Inc., Marketing Vice President of Beech-Nut Nutrition Inc. (Baby Food) and Senior Vice President of "Totes."

         Gary J. Kocher. Mr. Kocher, age 34, became a director of the Company in 1997. Mr. Kocher is a partner in the law firm of Preston, Gates & Ellis, LLP. Mr. Kocher's practice includes a broad range of corporate finance and security-related transactions with an emphasis on public and private offerings of equity and debt and cross-border transactions.


         The Board of Directors is classified into three classes. Directors in each class are elected for a period of three years at the Company's annual meeting of shareholders, and each serves until his or her successor is duly elected by the shareholders. Currently, each director's term in office has expired and/or such director is serving an interim term until the election of his successor. Officers are elected by and serve at the will of the Board of Directors. No inside director receives any compensation for services as a director. The only two committees of the Board of Directors are the Option Committee and the Audit Committee, both consisting of Mr. Fuhrman and Mr. Myles Birrittella. The Company has no executive, nominating, compensation or other committees. Meredith Birrittella and Myles Birrittella are brothers.


         The following persons, each of whom was, at some time during the Company's 1997 fiscal year, a director, officer or beneficial owner of more than 10 percent of any class of equity securities of the Company, failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during such year or prior years:


         Name of                Number of            Number of Transactions
         Reporting Person       Late Reports         Not Filed on Timely Basis
         Myles Birrittella             1                          1

         Robert Fuhrman                1                          1

         Warren Schaeffer              1                          1

         Martin Birrittella            2                          3

         Anthony Costanzo              1                          1

         Thomas Coleman                2                          8

         Gary J. Kocher                1                          1

ITEM 10. Executive Compensation.



                                                  Summary Compensation Table
                                                                         Securities
Name and                                                                 Underlying         Other Annual
Principal Position                  Year         Salary        Bonus       Options         Compensation (1)

Meredith W. Birrittella             1997       $161,539          -0-        25,000            $2,580
Chief Executive Officer             1996       $155,385          -0-        25,000            $2,424
                                    1995       $131,192          -0-        25,000            $2,024

Warren Schaeffer                    1997       $161,539          -0-        25,000            $2,580
Secretary, and President            1996       $130,769          -0-        27,000            $2,424
of  Operating Subsidiary            1995       $100,000(2)    $50,000(3)      -0-             $0

Anthony Costanzo                    1997         $73,154        $15,000      8,000            $2,580
Chief Financial Officer             1996         $60,462        $10,000      5,000            $2,424
                                    1995         $35,538           -        10,000            $2,024

Warren T. Davies                    1997        $196,691           -        40,000            $2,580
President of Operating
Subsidiary


         (1) Consists of dental and health insurance premiums and retirement plan contributions.

         (2) $10,000 of the stated amount has been repaid by Mr. Schaeffer to the Company in retroactive salary adjustments under an employment agreement between Mr. Schaeffer and the Company commencing January 1, 1994 (the "Employment Agreement"). Although the Employment Agreement continues to govern Mr. Schaeffer's employment with the Company, and remains in full force and effect with respect to all other provisions, the Board of Directors of the Company has increased the amount of compensation paid to Mr. Schaeffer pursuant to the Employment Agreement, as is set forth in the above Summary Compensation Table.

         (3) Accrual of a deferred compensation payment of $100,000 paid by the Company in March 1996, pursuant to the Employment Agreement, as a result of Mr. Schaeffer's remaining with the Company throughout the fiscal years of 1994 and 1995.

         Inside directors of the Company receive no compensation for serving as a director; however, the Company's outside directors will receive compensation in the amount of $7,500 per annum. In addition, on the anniversary of each outside director's appointment to the Board of Directors, the Company will grant 2,500 options to purchase the Company's common stock to such directors at exercise prices equal to the closing market price of the Company's common stock on such date.














                                               Option Grants In Last Fiscal Year

                                                              Percent of
Name and Principal                  Number of Securities      Total Grants              Exercise          Expiration
     Position                       Underlying Options        to Employees(1)            Price                Date

Anthony Costanzo                       8,000                    11.3%                    8.00               2/20/02
Chief Financial Officer

Warren T. Davies                      40,000                    56.5%                    (2)                 (2)
President of Operating
Subsidiary



         (1) Does not include stock options granted to consultants or directors of the Company.

         (2) Exercise price and vesting dates are as follows: 10,000 shares with an exercise price of $9.00 per share, vest on December 31, 1997 and expire on December 31, 2003; 10,000 shares with an exercise price of $11.00 per share vest on December 31, 1999 and expire on December 31, 2004; 10,000 shares with an exercise price of $12.00 per share vest on December 31, 2000 and expire on December 31, 2005.


Indemnification

         The Company's Certificate of Incorporation eliminates or limits the personal financial liability of the Company's directors, except in situations where there has been a breach of the duty of loyalty, failure to act in good faith, intentional misconduct or knowing violation of the law. In addition, the Company's By-laws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed suits or proceedings against such persons by reason of serving or having served as officers, directors or in other capacities, except in relation to matters with respect to which such persons shall be determined to have acted not in good faith, unlawfully or not in the best interest of the Company.

         INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION, SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.


ITEM 11.         Security Ownership of Certain Beneficial Owners and Management.


         The following table sets forth, as of March 1, 1998, to the extent known to the Company, the ownership of the Company's Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent of the Company's Common Stock, (ii) each of the Company's directors and executive officers and (iii) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of                Amount and Nature of
Beneficial Owner                   Beneficial Ownership         Percent of Class

Martin P. Birrittella
One River Street
Hastings on Hudson, NY 10706              552,698 (1)                11.3%

Meredith W. Birrittella
One River Street
Hastings on Hudson, NY 10706              900,198 (2)                18.1%

Myles Birrittella
One River Street
Hastings on Hudson, NY 10706                 3,910 (3)                 .1%

Robert Fuhrman
One River Street
Hastings on Hudson, NY 10706                 2,500 (3)                 .1%

Gary Kocher
One River Street
Hastings on Hudson, NY 10706                  -0-                      -0-

Thomas Coleman
One River Street
Hastings on Hudson, NY 10706             451,125 (4)                  9.2%

Warren Schaeffer
One River Street
Hastings on Hudson, NY 10706             207,000 (5)                  4.3%

Anthony Costanzo
One River Street
Hastings on Hudson, NY 10706              24,000 (6)                   .5%
All directors and
officers as a group
(six persons)                         1,140,108 (2)(3)(5)(6)         22.4%


         (1) Includes 25,000 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $1.25 per share, and 88,320 shares of the Company's Common Stock, which are issuable in respect of stock options at an exercise price of $4.50.

         (2) Includes 100,000 shares of the Company's Common Stock which are issuable in respect of stock options issued under the Company's 1994 Joint Incentive and Non-Qualified Stock Option Plan at an exercise price of $1.25 per share, and 88,320 shares of the Company's Common Stock, which are issuable in respect of stock options at an exercise price of $4.50.
         (3) Includes 2,500 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $8.00 per share.

         (4) Includes 50,000 shares of the Company's Common Stock registered hereunder which are issuable in respect of stock options at an exercise price of $1.25 per share, and 58,880 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $4.50 per share

         (5) Includes 75,000 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $1.25 per share. Includes 2,000 shares of the Company's Common Stock which are issuable in respect of stock options vesting as of December 31, 1996, at an exercise price of $5.38 per share.

         (6) Includes 10,000 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $2.25 per share. Includes 5,000 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $5.375 per share. Includes 8,000 shares of the Company's Common Stock which are issuable in respect of stock options at an exercise price of $8.00 per share.


ITEM 12. Certain Relationships and Related Transactions.

         Martin Birrittella (an officer and director of the Company until his resignation on December 18, 1996), Meredith Birrittella, Myles Birrittella and Thomas Coleman (an officer and director of the Company until his resignation on November 22, 1996), collectively owned 23,599 shares of the Company's Series A Preferred Stock. The Series A Preferred Stock carried stock issuance rights entitling the holder thereof to the issuance of a maximum aggregate amount of 30 shares of Common Stock for each share of Series A Preferred Stock upon the achievement of certain targets.

         In the 1995 fiscal year, the Company's net income exceeded $750,000, thereby entitling holders of Series A Preferred Stock to an issuance of ten shares of the Company's Common Stock for each share of Series A Preferred Stock. On such basis, Meredith Birrittella, Martin Birrittella and Thomas Coleman were collectively entitled to a total of 235,520 shares of Common Stock of the Company pursuant to their Series A Preferred Stock issuance rights. However, those individuals relinquished all claim to said 235,520 shares of Common Stock and, in consideration, the Company granted such individuals ten-year options to purchase 235,520 shares of the Company's Common Stock at the then-current market price of $4.50. Myles Birrittella did not relinquish his claim to the 470 shares of Common Stock to which he was entitled, and the Company issued such shares of Common Stock to him.

         In September 1994, the shareholders of the Company approved a stock option plan, which provided that Mr. Coleman and Mr. Meredith Birrittella would receive options to purchase 25,000 shares of Common Stock of the Company at $4.00 per share for each year of service as an executive officer of the Company from 1994 through and including 1999. However, in May 1995 both Mr. Coleman, then a director and executive officer of the Company, and Mr. Birrittella waived all rights to receive these options. In consideration for such waiver, the Company granted to Mr. Coleman options (such options not pursuant to the Plan) to purchase 50,000 shares of Common Stock of the Company at $1.25 per share (such options exercisable for five years from the date of vesting), 25,000 of which options vested on May 1, 1995, and 25,000 of which vested on March 31, 1996. In consideration for Mr. Meredith Birrittella's waiver, the Company granted to him options (pursuant to the Plan) to purchase 100,000 shares of Common Stock of the Company at $1.25 per share (such options exercisable for five years from the date of vesting), of which 25,000 vested on May 1, 1995, 25,000 vested on March 31, 1996, 25,000 vested on March 31, 1997, and the remaining 25,000 vested on March 31, 1998.

         As the Company's sales increased in the first quarter of 1996 at a greater rate than its receivables matured, the Company experienced a shortage of working capital. To meet these working capital needs during the course of the Company's negotiations with a commercial lender for a line of credit, the Company obtained bridge financing in the total amount of $1,272,800 from Martin
P. Birrittella, Meredith W. Birrittella and Warren Schaeffer. On May 6, 1996 the Company signed a line of credit agreement, and drew upon such facility to fully satisfy its loans from Messrs. M.P. Birrittella, M.W. Birrittella and Schaeffer. In connection with this bridge financing, the Company paid a total of $9,658 of interest to the aforementioned lenders.

         At December 31, 1997, Mr. Meredith Birrittella owed the company approximately $380,000. Subsequent to December 31, 1997, the company loaned Mr. Warren Schaeffer approximately $800,000 of which $ 400,000 has been repaid on April 15, 1998. These loans bear interest at 6% per annum.

         For the year ended December 31, 1997, the company recognized interest income of approximately $39,000 from loans to Officers/Directors.


ITEM 13. Exhibits; List and Reports on Form 8-K.


         (a)      Exhibits

3.1 Registrant's Articles of Incorporation, as amended, incorporated by reference to the like numbered exhibit in the Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, as amended, File No. 33-53466

3.2      Registrant's  by-laws,  incorporated  by reference to the like numbered exhibit in the Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, as amended, File No. 33-53466

4.1 Resolution of Designation, Powers, Preferences and Rights of Series A Preferred Stock, incorporated by reference to the like numbered exhibit in the Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, as amended, File No. 33-53466

4.2 Form of Warrant of Bridge Loan lenders, incorporated by reference to the like numbered exhibit in the Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, as amended, File No. 33-53466

4.3 Form of Warrant included in Units, incorporated by reference to the like numbered exhibit in the Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, as amended, File No. 33-53466

4.4 Form of Underwriters' Warrant, incorporated by reference to the like numbered exhibit in the Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, as amended, File No. 33-53466

10.1 Warrant Agreement dated , 1992 between Corporate Stock Transfer, Inc. and the Company, incorporated by reference to exhibit number 10.9 in the Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, as amended, File No. 33-53466

10.2 Form of Stock Option granted to employees, independent contractors and consultants, incorporated by reference to exhibit number 10.14 in the Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, as amended, File No. 33-53466

10.3 Agreement and Plan of Merger dated February 14, 1994 among Protective Technologies International Inc., Foam-O-Rama, Inc., Ellen Schaeffer and Lori Hillsberg, as amended, incorporated by reference to exhibit number 2 in the Registrant's Current Report on Form 8-K dated March 16, 1994 under the Securities Exchange Act of 1934, as amended

10.4 Noncompetition Agreement dated March 1, 1994 between Protective Technologies International Inc. and Ellen Schaeffer and Lori Hillsberg, incorporated by reference to exhibit number 99.1 in the Registrant's Current Report on Form 8-K dated March 16, 1994 under the Securities Exchange Act of 1934, as amended

10.5 Noncompetition Agreement dated March 1, 1994 between Protective Technologies International Inc. and Warren Schaeffer and Alan Hillsberg, incorporated by reference to exhibit number 99.2 in the Registrant's Current Report on Form 8-K dated March 16, 1994 under the Securities Exchange Act of 1934, as amended

10.6 Form of Promissory Note memorializing loans from directors and officers as authorized by the Board of Directors on March 13, 1996, incorporated by reference to exhibit number 10.21 in the Registrant's Annual Report on Form 10-KSB for the period ended December 31, 1995, under the Securities Exchange Act of 1934, as amended

10.7 Guarantee from Warren Schaeffer and Alan Hillsberg to Protective Technologies International Inc., incorporated by reference to exhibit number 10.21 in the Registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 1995, under the Securities Exchange Act of 1934, as amended

10.8 Exclusive License and Purchase Guarantee Agreement, dated July 19, 1994 between Toy Biz, Inc. and the Registrant, incorporated by reference to exhibit number 10.22 in the Registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 1995, under the Securities Exchange Act of 1934, as amended

10.9 Amendment #1 dated October 18, 1995 to Warrant Agreement, incorporated by reference to exhibit number 10.23 in the Registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 1995, under the Securities Exchange Act of 1934, as amended

10.10 Line of Credit Agreement (Asset Based), dated May 6, 1996, between Key Bank of New York, Protective Technologies International Inc., PTI
         Holding Inc. and Protective Technologies of America Inc., and collateral loan documents thereto, incorporated by reference to exhibit number 10.25 in the Registrant's Quarterly Report on Form 10-QSB dated March 31, 1996, under the Securities Exchange Act of 1934, as amended

10.11 Financial Advisory and Investment Banking Agreement, dated April 2, 1996, between PTI Holding Inc. and GKN Securities Corp., incorporated by reference to the like numbered exhibit in Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, dated January 27, 1997, File No. 333-20607

10.12 Amendment #2, dated June 6, 1996 to Warrant Agreement, incorporated by reference to exhibit number 2 in Registrant's Current Report on Form 8-K dated July 9, 1996, under the Securities Exchange Act of 1934, as amended

10.13 Merger Agreement and plan of Reorganization dated July 25, 1997 among PTI Holding Inc. and Flents Products Co., Inc., as amended, incorporated by reference to exhibit numbers 1 and 2 in the Registrant's Current Report on Form 8-K date August 20, 1997 under the Securities Exchange Act of 1934, as amended.


21       Subsidiaries of registrant



         (b)  Reports on Form 8-K

                           During the fourth quarter, 1997 the Company filed one
                  amendment to a Current Report on Form 8-K dated October 15, 1997. Such Amendment included Audited financial statements of Flents Products Co., Inc. for the period ended May 31, 1997




                                   SIGNATURES

         In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


PTI HOLDING INC.



By
    Meredith W. Birrittella,
    Chairman of the Board
    Chief Executive Officer (authorized signatory)



         In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates stated.



                                  Chief Executive Officer,        April 15, 1998
Meredith W. Birrittella           Chairman and Director



                                  Chief Financial Officer         April 15, 1998
Anthony Costanzo                  Chief Accounting Officer



                                  Director                        April 15, 1998
Myles Birrittella



                                  Director                        April 15, 1998
Robert Fuhrman



                                  Director and Secretary          April 15, 1998
Warren Schaeffer



                                  Director                        April 15, 1998
Gary J. Kocher






                                   SIGNATURES

         In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


PTI HOLDING INC.



By/s/ Meredith W. Birrittella
    Meredith W. Birrittella,
    Chairman of the Board
    Chief Executive Officer (authorized signatory)




         In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates stated.


/s/ Meredith W. Birrittella       Chief Executive Officer,        April 15, 1998
Meredith W. Birrittella           Chairman and Director



/s/ Anthony Costanzo              Chief Financial Officer         April 15, 1998
Anthony Costanzo                  Chief Accounting Officer



/s/ Myles Birrittella             Director                        April 15, 1998
Myles Birrittella



/s/ Robert Fuhrman                Director                        April 15, 1998
Robert Fuhrman



/s/ Warren Schaeffer              Director and Secretary          April 15, 1998
Warren Schaeffer



/s/ Gary J.  Kocher               Director                        April 15, 1998
Gary J. Kocher















                                   Exhibit 21









List of Subsidiaries of PTI Holding Inc.

Protective Technologies International Inc., a New York Corporation Flents Products Co., Inc., a Delaware Corporation
Fu-Chung Manufacturing Inc., a Delaware Corporation
Zacko Sports, Inc., a Delaware Corporation










                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Stockholders of PTI Holding Inc. and Subsidiaries:


We have audited the accompanying consolidated balance sheet of PTI Holding Inc. (a Delaware Corporation) and subsidiaries as of December 31, 1997, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PTI Holding Inc. and subsidiaries as of December 31, 1997, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.






ARTHUR ANDERSEN LLP
New York, New York

March 12, 1998









                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders
PTI Holding Inc. and Subsidiaries


We have audited the accompanying consolidated statements of operations, stockholders' equity, and cash flows of PTI Holding Inc. and subsidiaries for the year ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of PTI Holding Inc. and subsidiaries for the year ended December 31, 1996, in conformity with generally accepted accounting principles.







D'ARCANGELO & CO., LLP
Purchase, New York

March 4, 1997





                                         PTI HOLDING INC. AND SUBSIDIARIES

                                            CONSOLIDATED BALANCE SHEET

                                                 DECEMBER 31, 1997



ASSETS

Current assets:
   Cash and cash equivalents                                                                 $
                                                                                                        682,160
   Accounts receivable, net of allowance for returns and doubtful accounts of  $108,500               5,227,171
   Inventories                                                                                        7,872,357
   Prepaid expenses and other current assets                                                          1,101,103
   Deferred tax assets                                                                                  133,523
                                                                                             -------------------

   Total current assets                                                                              15,016,314

Deferred tax assets
                                                                                                        164,000
Equipment and leasehold  improvements, net of accumulated depreciation of $1,458,016                  1,673,637
Intangible assets, net of accumulated amortization of $654,387                                        4,273,019
                                                                                             -------------------

                                                                                             $       21,126,970
                                                                                             ===================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Loan payable, bank                                                                        $        2,068,261
   Accounts payable and accrued expenses                                                              2,681,886
   Other Current Liabilities                                                                             56,999
                                                                                             -------------------

Total current liabilities                                                                             4,807,146
                                                                                             -------------------

Commitments and contingencies (Notes 6 and 7)

Stockholders' equity:
   Common stock, $.01 par value; authorized 10,000,000 shares, issued and outstanding
      4,796,506 shares                                                                                   47,965
     Capital in excess of par
                                                                                                     16,144,815
     Note receivable from exercise of common stock warrants                                             (58,322)
     Retained earnings
                                                                                                        185,366
                                                                                             -------------------

     Total stockholders' equity                                                                      16,319,824
                                                                                             -------------------

                                                                                             $       21,126,970
                                                                                             ===================




                                            PTI HOLDING INC. AND SUBSIDIARIES

                                          CONSOLIDATED STATEMENTS OF OPERATIONS

                                         YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                                                         1997                  1996
                                                                              --------------------  -------------------

Net sales                                                                     $        34,566,135   $       17,529,509

Cost of sales                                                                          23,751,353           12,140,542
                                                                              --------------------  -------------------

Gross profit                                                                           10,814,782            5,388,967
                                                                              ====================  ===================

Selling, general and administrative expenses:
       SG&A  excluding stock-based compensation                                         6,073,809            2,717,851
       Non-recurring stock-based compensation expense                                   3,636,838                    -
                                                                              --------------------  -------------------

                                                                                        9,710,647            2,717,851
                                                                              --------------------  -------------------

Income from operations                                                                  1,104,135            2,671,116

Interest expense (income), net of interest income of $100,022 (1997)
   and       $53,540 (1996)                                                               217,430                   (2)
                                                                              --------------------  -------------------

Income before income taxes                                                                886,705            2,671,118
                                                                              --------------------  -------------------

Income taxes (benefit):
   Current                                                                              1,807,000            1,014,000
   Deferred                                                                                21,000              (34,000)
                                                                              --------------------  -------------------

                                                                                        1,828,000              980,000
                                                                              --------------------  -------------------

Net (loss) income                                                             $          (941,295)  $        1,691,118
                                                                              ====================  ===================


Net (loss) income per share of common stock:
      Basic                                                                   $              (.23)  $              .49
      Diluted                                                                                (.23)                 .43

Weighted average shares outstanding:
      Basic                                                                             4,083,209            3,450,751
      Diluted                                                                           4,083,209            3,918,146




                        PTI HOLDING INC. AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                     YEARS ENDED DECEMBER 31, 1997 AND 1996



                                     Common stock
                             ------------------------------
                                                                                    Receivable
                                                                                  from exercise        Retained           Total
                                 Shares          Amount          Capital in          of stock         (deficit)       stockholders'
                                                               excess of par       options and         earnings           equity
                                                                                     warrants
                             ---------------  -------------   -----------------   ---------------  ----------------- ---------------

Balance,
   January 1, 1996              3,338,956   $     33,390    $      6,212,696    $       (4,688)  $       (564,457) $      5,676,941

Net income                              -              -                   -                 -          1,691,118         1,691,118

Collection                              -              -                   -             4,688                  -             4,688


Issuance of common stock          148,980          1,489             195,661                 -                  -           197,150
                           ---------------  -------------   -----------------   ---------------  ----------------- -----------------

Balance,
   December 31, 1996            3,487,936         34,879           6,408,357                 -          1,126,661         7,569,897

Net (loss)                              -              -                   -                 -           (941,295)         (941,295)


Issuances of common stock       1,308,570         13,086           9,736,458           (58,322)                 -         9,691,222
                           ---------------  -------------   -----------------   ---------------  ----------------- -----------------

Balance,
   December 31, 1997            4,796,506   $     47,965    $     16,144,815    $      (58,322)  $        185,366  $     16,319,824
                           ===============  =============   =================   ===============  ================= =================






                                          PTI HOLDING INC. AND SUBSIDIARIES

                                        CONSOLIDATED STATEMENTS OF CASH FLOWS

                                      YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                                                    1997                     1996
                                                                      --------------------   ----------------------
 Cash flows from operatinactivities:
   Net (loss)  income                                                 $         (941,295)    $          1,691,118
   Adjustments to reconcile net income (loss) to net cash used in operating activities:
         Provision for return and doubtful accounts                              (87,406)                  78,906
         Depreciation and amortization                                           539,764                  371,761
         Amortization of intangible assets                                       196,513                  146,139
         Deferred income tax (benefit)                                            21,000                  (34,000)
         Stock-based compensation                                              3,636,838                      -
         (Increase) decrease in operating assets:
            Accounts receivable                                                 (933,737)              (2,139,935)
            Inventories                                                       (3,390,435)              (2,094,413)
            Prepaid expenses and other current assets                             88,846                 (737,365)
         Increase (decrease) in operating liabilities:
            Accounts payable and accrued expenses                              1,411,002                   13,999
                    Income taxes payable                                      (1,004,888)               1,012,000
                                                                         -----------------       ------------------

   Net cash used in operating activities                                        (463,798)              (1,691,790)
                                                                         -----------------       ------------------

Cash flows from investing activities:
     Cash payments as partial consideration for purchase of acquired
              company and acquisition costs, net of cash acquired             (1,855,289)                    -
     Purchase of equipment and improvements                                   (1,558,784)                (476,039)
   Purchase of trademarks                                                           (560)                  (1,932)
   Reduction in cash invested to secure letters of credit                             -                    208,750
                                                                         -----------------       ------------------

   Net cash used in investing activities                                      (3,414,633)                (269,221)
                                                                         -----------------       ------------------

Cash flows from financing activities:
   Payments of other current liabilities                                         (23,583)                 (44,477)
     Proceeds from bank loan, net                                                872,062                1,196,199
   Proceeds from exercise of common stock options and warrants                 3,350,234                  201,838
                                                                         -----------------       ------------------

   Net cash provided by financing activities                                   4,198,713                1,353,560
                                                                         -----------------       ------------------

Net increase (decrease) in cash and cash equivalents                             320,282                (607,451)

Cash and cash equivalents, beginning of year                                     361,878                  969,329
                                                                         -----------------       ------------------

Cash and cash equivalents, end of year                                  $        682,160    $             361,878
                                                                         =================       ==================



Supplemental disclosures:
   Interest paid                                                      $          317,452    $              53,538
   Income taxes paid                                                           3,415,144                    2,000

Non-cash investing and financing activities:
    Acquisition of business:
       Fair value of net assets acquired                                       2,198,604                    -
       Resultant goodwill                                                      2,931,572
       Common stock issued as partial consideration                            2,701,650                    -
       Conversion of preferred stock                                               2,500                    -
  Receivable from exercise of common stock warrants                               58,322                    -


                       PTI HOLDING INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS









1.       Summary of significant accounting policies:

        Principles of consolidation:

         The consolidated financial statements include PTI Holding Inc., (a Delaware Corporation) and its three wholly-owned subsidiaries:
         Protective Technologies International Inc. ("PTI"), Flents Products Co., Inc. ("Flents") a subsidiary acquired in 1997 (see note 2), and Zacko Sports, Inc. ("Zacko"), a subsidiary formed in 1996. PTI Holding Inc. and its subsidiaries are collectively referred to as the Company. Significant intercompany balances and transactions are eliminated in consolidation.

        Nature of operations:

        PTI and Zacko design, manufacture and market bicycle helmets, bicycles and bicycle accessories for sale principally to domestic retailers. Flents designs, manufactures and markets earplugs and other safety and medical supplies such as an eye drop delivery system, styptic devices, and air filter masks.

           The composition of net sales for the year ended December 31, 1997 was approximately 49% bicycle helmets, 40% bicycles and bicycle accessories, and 11% Flents products. For the year ended December 31, 1996, sales of bicycle and bicycle accessories represented approximately 39% of net sales.

        The following table presents sales and other financial information by business segment for 1997:

                                                PTI Products      Flents Products   Corporate and Eliminations     Consolidated
                                               --------------     ---------------  ----------------------------    -------------
         Sales to unaffiliated customers       $ 30,851,000         $ 3,715,000                -                    $ 34,566,000
         Operating (loss) income                    748,000             406,000             (50,000)                   1,104,000
         Identifiable assets                     15,049,000           5,077,000           1,001,000                   21,127,000
         Capital expenditures                     1,559,000                -                   -                       1,559,000
         Derpreciation                              505,000              35,000                -                         540,000



        Revenue recognition:

         Sales are recognized when products are shipped with payment due in the normal course of business.

        Cash and cash equivalents:

        The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

         The carrying amount of cash and cash equivalents approximates fair value.

        Inventories:

        Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method. Cost includes material, labor and manufacturing overhead costs.



        Depreciation:

        Equipment and leasehold improvements are stated at cost. Depreciation of production equipment and office equipment is provided for using accelerated methods over the estimated useful lives of the related assets. Leasehold improvements are amortized using the straight-line method over the related lease term or the estimated useful lives of the assets, whichever shorter.

        Intangible assets:

        Goodwill,  covenants not to compete,  and trademarks are amortized using
        the  straight-line   method  over  35  years,  5  years  and  17  years,
        respectively.

        It is the Company's policy to review the carrying value of unamortized goodwill, and when such review indicates impairment of value, goodwill would be written-down.

        Impairment of long-lived assets:

        Long-lived assets and certain identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that full recoverability is questionable. Management evaluates the recoverability of its intangible assets and other long-lived assets and several factors are used in the valuation including, but not limited to, management's plans for future operations, recent operating results and projected cash flows.


        Income Taxes:

        Income taxes are determined under the asset and liability method. Deferred tax assets and liabilities are determined based upon differences between the financial reporting and the tax basis of assets and liabilities.

        Research and development costs:

        Research and development costs included in selling, general and administrative expenses are charged to operations as incurred and amounted to approximately $119,000 and $109,000 for the years ended December 31, 1997 and 1996, respectively.

        Earnings per share of common stock:

        Effective December 31, 1997, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share." In accordance with SFAS No. 128, net earnings per common share amounts ("basic EPS") were computed by dividing net (loss) earnings by the weighted average number of common shares outstanding and excluded any potential dilution. Net earnings per common share amounts assuming dilution ("diluted EPS") were computed by reflecting potential dilution from the exercise of stock options and warrants. SFAS No. 128 requires the presentation of both basic EPS and diluted EPS on the face of the statement of operations. Earnings per share amounts for the prior-year have been restated to conform with the provisions of SFAS No. 128.

        A reconciliation between the numerators and denominators of the basic and diluted EPS computations for net (loss) earnings is as follows:



                                               Year Ended December 31, 1997         Year Ended December 31, 1996
                                               ----------------------------         -----------------------------

                                                              Per Share                                    Per share
                            Net Loss          Shares          Amounts        Net Income      Shares        Amounts

                           ---------         --------       -----------     -----------     ---------     ----------
        Basic EPS      $   (941,295)         4,083,209    $    (0.23)     $  1,691,118      3,450,751      $ 0.49

        Dilutive stock
        options & warrants                                                                    467,395
                                                                                            ---------
        Diluted EPS    $   (941,295)         4,083,209    $    (0.23)     $  1,691,118      3,918,146      $ 0.43



        The potenially diluted shares that were not included in the computation of diluted earnings per share because to do so would be antidilutive consist of stock options and warrants as follows:

                                                         Options/Warrants

        Year ended December 31, 1997                          837,283
        Year ended December 31, 1996                                -


        Stock-based compensation:

        Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," encourages but does not require companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Accordingly, compensation expense for stock options issued to employees is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.


        Use of estimates in the preparation of financial statements:

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



        Reclassification:

        For the comparability, certain 1996 amounts have been reclassified where appropriate to conform to the financial statement presentation used in 1997.


        New Accounting Pronouncements:

        In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", which establishes standards for reporting and display of comprehensive income and its components (revenue, expenses, gains, and losses) in a full set of general purpose financial statements. The Company will adopt SFAS No. 130 in the first quarter of 1998.

        In June 1997, the FASB issued SFAS No. 131, "Disclosures about segments of an Enterprise and Related Information", which establishes standards for the way public business enterprises report information about operating segments in interim and annual financial statements. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The Company will adopt SFAS No. 131 in the first quarter of 1998.


2.      Business combination:

        On August 5, 1997, the Company acquired, Flents Products Co., Inc., a New York Corporation ("Flents-New York") and concurrently merged Flents-New York into Flents, the Company's wholly-owned subsidiary designed for this purpose. After August 5, 1997, Flents-New York had no separate or independent existence, having merged into Flents. For purposes of accounting, the acquisition was effective as of the opening of business on June 1, 1997, and has been accounted for as a purchase.

        In exchange for all the outstanding shares of common stock of Flents-New York, the Company paid $2,135,435 to the shareholders of Flents-New York, and issued them: 270,165 units consisting of 270,165 shares of the Company's common stock and 270,165 convertible value rights ("CVRs"). For purposes of the business combination, the units were valued at $10 per unit. Each CVR entitles the original holder to up to $4.00 of additional common stock of the Company to the extent that the market value of the Company's common stock is less than $10.00 per share on the one-year anniversary of the closing (August 5, 1998).

        The pro-forma unaudited consolidated results of operations of the Company for the years ended December 31, 1997 and 1996 as if the business combination had been completed on January 1, 1996 are as follows:

                                                  1997                    1996
                                             ------------             ---------
        Net sales                        $      37,351,000      $    23,839,000
        Income from operations                   1,105,000            3,109,000
        Net (loss) income                         (938,000)           1,930,000
        Net (loss) income per share of
           common stock:
                Basic                    $           (.23)      $           .56
                Diluted                              (.23)                  .49




3.      Inventories:

        Inventories are summarized as follows:

              Raw materials and work-in-process   $        3,014,426
              Finished goods                               4,857,931
                                                  -------------------

                                                  $        7,872,357
                                                  ===================





4.      Equipment and improvements:

        Equipment and improvements consist of the following:

              Production equipment                      $    1,666,569
              Office equipment                               1,246,934
              Leasehold improvements                           218,150
                                                     ------------------
                                                             3,131,653
              Less accumulated depreciation                  1,458,016
                                                     ------------------

                                                     $       1,673,637
                                                    ==================


5.      Loan payable, bank

        On May 6, 1996, the Company entered into a line of credit agreement with a bank. Under the terms of the agreement, the Company may borrow up to $7,000,000 based on a percentage of certain accounts receivable and inventories as defined in the agreement. All borrowings are due on demand, and are collateralized by substantially all of the Company's assets. At December 31, 1997, $2,068,261 was outstanding.

        The line of credit agreement requires the Company to comply with certain affirmative covenants, including the maintenance of a minimum current ratio, minimum quarterly interest ratios and a maximum leverage ratio, all as defined in the agreement. In addition, certain negative covenants (which are all defined in the agreement) call for the Company to obtain the bank's consent prior to business acquisitions, debt guarantees, sales or transfers of accounts receivable, loans, total annual capital expenditures in excess of $300,000 (which was waived for 1997), dividend declarations or payments, distributions of assets, incurring certain debt, and permitting liens against assets.

        The carrying amount of the bank loan payable approximates fair value due to the debt instrument's market interest rate (9.75% per annum at December 31, 1997).







6.      Commitments:

        Employment contracts:

        The Company has long-term employment agreements with five of its key employees and consulting agreements with two consultants. The employment agreements provide for a minimum annual compensation plus certain fringe benefits.

        The table below shows the aggregate minimum compensation required under the employment and consulting agreements:

                          1998                 $561,000
                          1999                  431,000
                          2000                  431,000
                          2001                  326,000
                          2002                  134,000
                          Thereafter             53,000
                                             ----------
                                             $1,936,000

        Leasing arrangements:

        The Company leases office space, manufacturing and warehouse facilities under operating leases which expire at various dates through the year 2004. In addition to minimum rent, most of the leases require escalation payments based on operating expenses and/or real estate taxes. One lease provides the Company with the option to lease additional space.

        Minimum payments for operating leases having initial or remaining non-cancelable terms in excess of one year are as follows:

                           1998                     $826,000
                           1999                      899,000
                           2000                      887,000
                           2001                      330,000
                           2002                      299,000
                             Thereafter              658,000
                                                  ----------
                                                  $3,899,000

                  Rent expense for the years ended December 31, 1997 and 1996 totaled approximately $575,000 and $370,000, respectively.

         Retirement plan:

       Effective January 1, 1998, the Company began sponsoring a defined contribution plan. The plan covers all eligible employees and provides for contributions of up to 3% of salary plus an additional discretionary percentage to be determined annually by resolution of the Board of Directors.

7.      License agreements:

        The Company has entered into various licensing agreements requiring royalty payments based on specified percentages of product sales. The future minimum guaranteed royalty payments are $257,000 in 1998 and $214,000 in 1999. Royalty expenses under these licensing agreements totaled $468,000 in 1997 and $122,000 in 1996.


8.      Contingent liabilities:

        Certain claims, suits and complaints arising in the ordinary course of business have been filed or are pending against the Company. In the opinion of management, all such matters are without merit or of such kind, or involve such amounts, as would not have a material effect on the financial position and results of operations of the Company if concluded unfavorably.

        While the Company has not experienced any product liability claims, it presently cannot be determined if its product liability insurance is adequate to cover any losses that may arise.


9.      Series A preferred stock:

        The Company's Series A preferred stock which was issued on July 31, 1992 was converted to common stock during 1997. The Series A preferred stock bore stock issuance rights entitling the holder thereof to the issuance of 10 shares of common stock, up to a maximum aggregate amount of 30 shares of common stock, for each share of Series A preferred stock for each of the following conditions that are met: The Company has net income of $750,000 during any of the three complete fiscal years immediately after the date of the public offering (December 1992); the Company has gross revenue of $20,000,000 during any of the five complete fiscal years after the date of the public offering; the Company has gross revenue of $35,000,000 during any of the five complete fiscal years after the date of the public offering; and a cumulative total of 50% of the warrants issued in the public offering have been exercised.

        For the year ended December 31, 1995, the Company had net income in excess of $750,000. Accordingly, the Series A preferred stockholders were entitled to 10 shares of common stock for each Series A preferred share owned. However, three preferred stockholders holding an aggregate of 23,552 preferred shares relinquished their right to receive an issuance of an aggregate of 235,520 shares of the Company's common stock. In consideration for relinquishing their rights to that common stock, the Company granted the three preferred stockholders options to acquire an aggregate of 235,520 shares of the common stock. The options have an exercise price of $4.50 (the quoted market price on the effective date of grant), are outstanding and exercisable as of December 31, 1997, and expire in January, 2006. The three preferred stockholders are also major common stockholders of the Company. The remaining 14,480 common shares were issued to the other preferred stockholders in 1996.

        During the year ended December 31, 1997, the Company's gross revenues exceeded the $20,000,000 threshold and a cumulative total of 402,390 public warrants (87% of the public warrants) were exercised. As a result of the Company's meeting these two conditions, an aggregate of 500,000 shares of common stock were issued to holders of the Company's Series A preferred stock. Approximately 95% of the shares of common stock issued were issued to either present or former directors, officers, employees and consultants of the Company. Accordingly, for the year ended December 31, 1997, the Company provided for stock-based compensation of $3,636,838, resulting from meeting those two additional preferred stock conditions. The stock issuance for the remaining 5% of the preferred stock, held by individuals not otherwise involved with the Company, has no effect on results of operations. The accounting for the $3,636,838 stock-based compensation charge has no effect on the Company's consolidated net worth or cash flows.


10.     Common stock and warrants:

        In December 1992, the Company completed a public offering of 400,000 units at $10 per unit. Each unit consisted of two shares of common stock and one warrant to purchase one share of common stock at an exercise price of $7.50. In addition, in January 1993, the underwriters exercised the overallotment provision of the underwriting agreement to purchase an additional 60,000 units. During the year ended December 31, 1997, an aggregate of 402,390 warrants were exercised resulting in gross proceeds of $3,017,925. The remaining 57,610 warrants were cancelled.

        In connection with the public offering, the underwriter received warrants to purchase 40,000 units at an exercise price of $11 per unit. None of these warrants have been exercised as of December 31, 1997.

        During October 1992, the Company issued warrants to purchase 63,750 shares of common stock at $1.65 per share of which 9,000 warrants were exercised prior to January 1, 1996. The warrants were issued pursuant to a borrowing that has since been repaid. During the year ended December 31, 1997, 53,250 of these warrants were exercised resulting in total proceeds of 87,863. The remaining 1,500 warrants expired.

        During November and December 1994, the Company completed a private placement of a total of 318,956 shares of common stock. In connection with the private placement, the underwriter received warrants to purchase 62,500 shares of common stock at $3.75 per share and 14,765 shares of common stock at $3.95 per share at any time during the three-year period commencing in November 1994. These warrants were exercised during the year ended Deccember 31, 1997 resulting in proceeds of $233,750 and a note receivable of $58,322.


11.     Stock options:

        The Company has granted stock options to employees, directors and consultants pursuant to individual agreements or to its incentive and non-qualified stock option plan. All options granted are for exercise prices equal to the quoted market price at date of grant.

        The total amount of shares of common stock which may be issued upon exercise of options granted under the incentive and non-qualified stock option plan is limited to 350,000 shares. Any options granted, may be exercisable for a period determined in each case by the Board of Directors. Except under certain circumstances, such period cannot exceed ten years from the date of grant. Options may not be granted after the plan terminates in 2004. However, unexpired options granted will
        continue   until  they  lapse  or  terminate  by  their  own  terms  and conditions. Any options granted to employees will expire if not exercised within three months after termination of employment. Subject to certain limitations, options may be granted to employees, directors, consultants, and others who the Board of Directors believes have contributed or will contribute to the Company.

        The table below summarizes plan and non-plan stock option activity for the past two years:

                                                               Weighted average
                                                 Number of      exercise price
                                                  shares
                                             --------------    -----------------

         Outstanding, January 1, 1996             427,800                $1.61

         Granted                                  440,520                $2.86
         Exercised                               (134,500)               $1.62
         Canceled or expired                      (75,000)               $5.875
                                              --------------
         Outstanding, December 31, 1996           658,820                $3.57

         Granted                                  111,000                $9.69
         Exercised                                ( 5,500)               $4.67
         Cancelled or expired                    ( 20,800)               $7.51
                                             --------------

         Outstanding, December 31, 1997           743,520                $4.36
                                              ==============
         Exercisable, December 31, 1997           635,520                $3.46
                                             ==============
        The weighted average grant date fair value of options granted during the year ended December 31, 1997 is $9.07 per option.

        Options outstanding and exercisable at December 31, 1997 and related weighted average exercise price and life information follows:


                                  Options outstanding                Options exercisable          Remaining
                              ----------------------------        ---------------------------
          Grant date             Shares           price             Shares          price         life (years)
         -----------------    -------------      ---------        ------------    -----------     ---------------

         1993-1994                  24,500          $3.97              24,500          $3.97            1

         1995                      260,000          $1.29             260,000          $1.29            3

         1996                      351,020          $5.03             351,020          $5.03            8

         1997                      108,000          $9.70                -               -              4


        The Company follows the disclosure-only provision of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." Accordingly, no compensation cost has been recognized for the stock options. Had compensation cost for the Company's stock options been determined based on the fair value at the grant date for options granted in 1997 and 1996 consistent with the provisions of SFAS No. 123, the Company's net (loss) income and
        (loss) earnings per share would have been reduced to the pro forma amounts indicated below:



                                                                       1997                      1996
                                                                --------------           ----------------

             Net (loss) income, as reported                  $      (941,295)         $        1,691,118

             Net (loss) income, pro forma                           (276,706)                    888,476

             Earnings (loss) per share, as reported                     (.23)                        .49



             Earnings (loss) per share, pro forma (.30) .26 The pro forma effect on net (loss) income for 1997 and 1996 does not take into consideration pro forma compensation expense related to grants made prior to 1995.

        The fair value of options at date of grant was estimated using the Black-Scholes model with the following weighted average assumptions:

                             Expected life (years)                        5

                             Interest rate                                7.10%

                             Volatility - 1997                            54.7%
                                             - 1996                       66.4%

                             Dividend yield                               0%

12.     Significant customers:

        Two major retail chain organizations accounted for approximately 71% and 15% of net sales in 1997 and 65% and 15% of net sales in 1996. As of December 31, 1997, accounts receivable included approximately $2,585,000 and $1,257,000, respectively, due from these two customers. Although other major retailers are customers, a loss of one or both of these two established major customers would cause a significant loss of sales and affect operating results adversely.

13.     Income taxes:



        The  income  tax  effects  of  temporary  differences  that give rise to significant  portions  of the  deferred  tax  assets  are  presented  as follows:
                                                                           1997                1996                 Change
                                                                      ---------------    ------------------   --------------------
          Accounts receivable due to the allowance
       for            returns and doubtful accounts               $       44,000      $       74,000        $      (30,000)
          Inventories due to additional costs inventoried for
             tax purposes and inventory reserves                          44,000              40,000                 4,000
          Equipment and improvements due to depreciation and
          amortization                                                    32,000               8,000                24,000
          Intangible assets due to differences in amortization
                                                                         119,000              95,000                24,000
          Accounts payable and accrued expenses due to
                accrued bonuses and severance costs                       59,000                 -                  59,000
           Other                                                            -                  7,000                (7,000)
                                                                      ---------------    ------------------   --------------------

          Total deferred tax assets                               $      298,000      $       224,000               74,000
                                                                      ===============    ==================

       Deferred tax asset acquired                                                                                 (95,000)
                                                                                                              --------------------


                                                                                                             $     (21,000)
                                                                                                              ====================




 The valuation allowance decreased by $130,000 to $0 for the year ended December 31, 1996.

        The significant components of the income tax provision attributable to continuing operations for the years ended December 31, 1997 and 1996 are presented below:



                                                                                   1997                 1996
                                                                          -------------------  -------------------
           Current income tax expense                                     $      1,832,000    $      1,256,000

           Deferred  income tax (exclusive of the effects of the other
            components listed below)                                                21,000             (34,000)
           Tax credits                                                             (25,000)            (71,000)
           Tax benefits of operating loss carryforwards                               -               (171,000)
                                                                          -------------------  -------------------

           Income taxes                                                   $        1,828,000   $          980,000
                                                                          ===================  ===================



        The difference between the actual income tax provision and the income tax provision computed by applying the statutory federal income tax rate to income from operations for the years ended December 31, 1997 and 1996 is attributable to the following:

                                                                                           1997                1996
                                                                                -------------------  -------------------
          Income tax provision at 34%                                       $              302,000    $         908,000
          State income taxes net of federal income tax                                     307,000              152,000
          Intangible assets and amortization                                                30,000               38,000
          Net operating losses                                                                 -               (138,000)
           Tax credits                                                                     (11,000)             (55,000)
          Stock-based compensation                                                       1,237,000                    -
          Other                                                                           (37,000)               75,000
                                                                                -------------------  -------------------
          Actual income tax provision                                       $            1,828,000   $          980,000
                                                                                ===================  ===================


        The income tax provision of $1,828,000 for the year ended December 31, 1997 is comprised of $1,423,000 of federal income taxes and $405,000 of state income taxes.

        The income tax provision of $980,000 for the year ended December 31, 1996 is comprised of $750,000 of federal income taxes and $230,000 of state income taxes. For the year ended December 31, 1996, the income tax provision from continuing operations reflects the utilization of a $400,000 federal net operating loss carry forward.





14.       Related Parties:

                  At December 31, 1997, an officer/director owed the Company approximately $380,000 pursuant to a loan. Subsequent to December 31, 1997, the Company loaned another officer/director approximately $ 800,000, of which $400,000 is due on April 15, 1998. These loans bear interest at 6% per annum. For the year ended December 31, 1997, the Company recognized interest income of approximately $ 39,000 from loans to officers/directors.

                                PTI HOLDING INC.




BOARD OF DIRECTORS

Meredith W. Birrittella
Chairman and Chief Executive Officer

Warren Schaeffer
President Protective Technologies International Inc.

Robert Fuhrman
Chairman Fuhrman Associates, Inc.

Myles Birrittella
Financial Consultant Merrill Lynch

Gary J. Kocher
Partner Preston, Gates & Ellis, LLP

TRANSFER AGENT

Corporate Stock Transfer, Inc.
370 17th Street
Denver, CO 80202
(303) 595-3300

AUDITORS

Arthur Andersen LLP
1345 Avenue of the Americas
New York, NY 10105

CORPORATE COUNSEL

Akabas & Cohen
488 Madison Avenue
New York, NY 10022



ANNUAL MEETING

     The annual meeting of shareholders will be held at 10:00 a.m. on Monday, October 19, 1998 at the offices of Protective Technologies International Inc. One Executive Boulevard, Yonkers, NY



SHAREHOLDERS REPORTS AND INVESTOR INQUIRIES

     Shareholders seeking information about PTI Holding Inc. are invited to contact Mr. Anthony Costanzo at One Executive Boulevard, Yonkers, NY 10701. Shareholders may also request to receive, free of charge, copies of the Company's Form 10-K and 10-Q reports filed with the Securities and Exchange Commision.